This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. -- ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

                          1345 Avenue of the Americas
                           New York, New York 10105

                                                               November 1, 2007

                       INFORMATION ABOUT THE ACQUISITION

Dear Variable Annuity Contractholder:

   We are sending this information to you because you hold an interest in a separate account offered by an insurance company that funds a variable insurance product. Certain of the purchase payments made under your contract by you as a contractholder have been allocated to AllianceBernstein International Research Growth Portfolio ("International Research Growth"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP").

   The Board of Directors (the "Directors") of AVP is pleased to announce the acquisition of the assets and liabilities of International Research Growth by AllianceBernstein International Growth Portfolio ("International"), another series of AVP. We sometimes refer to each of International and International Research Growth as a "Portfolio" and together, the "Portfolios". The acquisition, which is expected to become effective late in the last quarter of this year, is described in more detail in the attached Prospectus. You should review the Prospectus carefully and retain it for future reference.

   International Research Growth and International have identical investment objectives, follow significantly similar investment strategies and their investment portfolios overlap to a significant extent. We anticipate that the acquisition will result in benefits to the shareholders of International Research Growth as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a very similar investment opportunity with a lower expense ratio for International Research Growth shareholders.

   In approving the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for variable annuity contracts since International Research Growth commenced operations and its prospects for future sales, expense ratio reductions expected to result from the acquisition, continuity of portfolio management, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the significant overlap of the securities held by the Portfolios, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Portfolios.

   Upon the acquisition of International Research Growth by International, insurance company shareholders of International Research Growth will receive shares of International of the same class of shares as the shares they currently own, which have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in International Research Growth. International Research Growth would then terminate. The contractholders of International Research Growth will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

Marc O. Mayer
President

                                  PROSPECTUS

        Acquisition of the Assets and Assumption of the Liabilities of

           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. -- ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

                      By, and in Exchange for Shares of,

           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. --
               ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

                               November 1, 2007

                               TABLE OF CONTENTS

Questions and Answers                                                                        2
Acquisition of International Research Growth by International                                4
Summary                                                                                      5
   Comparison of Fees                                                                        5
   Comparison of Investment Advisory Fees                                                    7
   Comparison of Investment Objectives and Policies                                          7
   Principal Risks                                                                           7
   Federal Income Tax Consequences                                                           7
   Comparison of Distribution and Purchase Procedures                                        8
   Service Providers                                                                         8
   Comparison of Business Structures                                                         8
Information about the Transaction                                                            9
   Description of the Plan                                                                   9
   Reasons for the Acquisition                                                               9
   Description of Securities to be Issued                                                   10
   Dividends and Other Distributions                                                        11
   Federal Income Tax Consequences                                                          11
   Capitalization Information                                                               12
Information about the Portfolios                                                            13
   Management of the Portfolios                                                             13
   Advisory Agreement and Fees                                                              13
   Distributor                                                                              14
   Other Service Providers                                                                  14
Legal Matters                                                                               14
Experts                                                                                     14
Financial Highlights                                                                        14
Appendix A -- Comparison of Investment Objectives and Policies                              15
Appendix B -- Portfolio Performance                                                         18
Appendix C -- Description of Principal Risks of the Portfolios                              21
Appendix D -- Certain Information Applicable to Class A and Class B Shares of International 22
Appendix E -- Other Information                                                             26
Appendix F -- Form of Plan of Acquisition and Liquidation                                   28
Appendix G -- Capitalization                                                                34
Appendix H -- Legal Proceedings                                                             35
Appendix I -- Share Ownership Information                                                   36
Appendix J -- Financial Highlights                                                          40

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Prospectus.

1. What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein International Research Growth Portfolio ("International Research Growth"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP"), by AllianceBernstein International Growth Portfolio ("International"), another series of AVP. (International and International Research Growth are each a "Portfolio" and, collectively, the "Portfolios.")

On September 25, 2007, the Board of Directors (the "Directors") of AVP approved and declared advisable the Acquisition of International Research Growth by International. The Acquisition does not require approval by International Research Growth shareholders.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers the Portfolios as an investment option. The Insurers are the shareholders of record but the contractholders have a beneficial interest in the Portfolios. References to "you" or "shareholders" in this prospectus include the Insurers, as the shareholders of record, and contractholders.

Shareholders may contact a Portfolio at 1-800-221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of September 25, 2007 (the "Plan") provides for (i) the transfer of all the assets of International Research Growth to International, (ii) the assumption by International of all the liabilities of International Research Growth, (iii) the issuance to International Research Growth shareholders of the equivalent class of shares of International, equal in aggregate net asset value ("NAV") to the NAV of their former International Research Growth shares in redemption of their International Research Growth shares, and (iv) the termination of International Research Growth.

The shareholders of International Research Growth are insurance company separate accounts ("Separate Accounts") used to fund variable life and annuity products ("Variable Products"). As a Variable Product owner, you have a beneficial interest in the insurance company's shares of International Research Growth. The insurance companies will receive shares of a class of International corresponding to the class of shares of International Research Growth they now own. The International shares that shareholders of International Research Growth receive will have the same aggregate NAV as the shares of International Research Growth held before the Acquisition. Shareholders of International Research Growth will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. Class B shares of both International Research Growth and International are subject to distribution fees.

3. Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors concluded that participation by International Research Growth in the Acquisition is in the best interests of International Research Growth. The Directors also concluded that the Acquisition would benefit International Research Growth shareholders by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for Variable Products since International Research Growth commenced operations, the expense ratio reductions expected to result from the Acquisition, continuity of portfolio management, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to take place late in the last quarter of this year.

5. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition will be borne by the Portfolios on a relative net asset basis in the amounts of approximately $80,845 and $129,155 for International Research Growth and International, respectively.

6. Where may I find additional information regarding the Portfolios?

Additional information about the Portfolios is available in the Statement of Additional Information ("SAI") dated November 1, 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and each Portfolio's Annual Report to Shareholders, which contains audited financial statements for the Portfolios' fiscal year, are incorporated by reference into this Prospectus. In addition, the Prospectus and SAI for each Portfolio dated May 1, 2007 (the "Prospectuses") and each Portfolio's Semi-Annual Report dated June 30, 2007 are also incorporated by reference into this Prospectus.

Additional copies of the Annual and Semi-Annual Reports and the Prospectus for each Portfolio are available at www.AllianceBernstein.com and are also available, along with this Prospectus and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

              By mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By phone: For Information: 1-800-221-5672
                        For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:          at the SEC's Public Reference Room in Washington, DC

By phone:           1-202-551-8090 (for information on the operations of the Public
                    Reference Room only)

By mail:            Public Reference Section, Securities and Exchange Commission,
                    Washington, DC 20549-0102 (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

Other Important Things to Note:

  .   You may lose money by investing in the Portfolios.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

         ACQUISITION OF INTERNATIONAL RESEARCH GROWTH BY INTERNATIONAL

   On September 25, 2007, the Directors declared advisable and voted to approve the Plan and the Acquisition. The Plan provides for (i) the transfer of all the assets of International Research Growth to International, (ii) the assumption by International of all the liabilities of International Research Growth,
(iii) the issuance to International Research Growth's shareholders of shares of an equivalent class of shares of International, equal in aggregate NAV to the NAV of their former International Research Growth shares in redemption of their International Research Growth shares, and (iv) the termination of International Research Growth.

   Each International Research Growth shareholder will receive the number of full and fractional shares of an equivalent class of shares of International having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of International Research Growth. Shareholders of International Research Growth will recognize no gain or loss. The Acquisition is expected to occur late in the last quarter of this year. The Acquisition does not require shareholder approval.

   The Directors concluded that participation by International Research Growth in the Acquisition is in the best interests of the Portfolio. The Directors also concluded that the Acquisition would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for Variable Products since International Research Growth commenced operations, expense ratio reductions for shareholders expected to result from the Acquisition, continuity of portfolio management, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition. For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in "Information about the Transaction."

                                    SUMMARY

   The following summary highlights differences between International and International Research Growth. This summary is not complete; for more complete information, please read this entire document. Note that certain information is presented as of June 30, 2007. At the September 25, 2007 Special Board Meeting (the "Board Meeting"), the Portfolios' Adviser, AllianceBernstein L.P., represented to the Directors that, if the information were updated, it would not differ in any material respect.

   International Research Growth is a diversified open-end fund, with assets, as of June 30, 2007, of approximately $82 million, that invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. International is a diversified open-end fund, with assets, as of June 30, 2007, of approximately $131 million, that invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries.

   Although International has outperformed International Research Growth over longer periods, recently the two Portfolios have had substantially similar performance, as a result of the growing similarity of their portfolio holdings. The average annual total returns for Class A shares of International, as of December 31, 2006, was 27.04% for one year, 21.26% for five years, and 12.53% for ten years as compared to International Research Growth's returns of 26.45% for one year, 14.59% for five years, and 7.25% for ten years. These performance numbers do not reflect charges associated with the Variable Products or contractholders' accounts.

Comparison of Fees

   The expense ratios of the International Class A and Class B shares are lower than the expense ratios of the International Research Growth Class A and Class B shares. Thus, the Acquisition would result in a significant reduction in expense ratio for shareholders of International Research Growth. The following table shows the Portfolios' expense ratios and pro forma expense ratio of the combined Portfolio for Class A and Class B shares as of June 30, 2007.

                                            Class A       Class B
                                         Total Annual  Total Annual
                                         Expense Ratio Expense Ratio
                                         ------------- -------------
           International Research Growth     1.25%         1.50%
           International                     1.13%         1.38%
           International (pro forma)         1.04%         1.29%

   As the table indicates, the expense per share would be reduced for both Class A and Class B shares of International Research Growth by .21% after the Acquisition (as of June 30, 2007). This expense information does not include any fees and expenses that may be applied at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the expenses reflected above.

   The purpose of the table below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Portfolios. The table allows you to compare the expenses of each Portfolio and estimates for the pro forma combined Portfolio in its first year following the Acquisition.

                                   Fee Table

Shareholder Fees (fees paid directly from your investment)

   N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

   The operating expenses information below is designed to assist contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the in-formation does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractholders. Inclusion of these charges would increase the fees and expenses provided below.

                                     International                International
                                    Research Growth International  (pro forma)
                                        Class A        Class A       Class A
                                    --------------- ------------- -------------
 Management Fees                          .75%           .75%          .75%
 Other Expenses                           .50%           .48%          .29%
                                         ----           ----          ----
 Total Portfolio Operating Expenses      1.25%          1.23%         1.04%
                                         ====           ====          ====

                                          International                International
                                         Research Growth International  (pro forma)
                                             Class B        Class B       Class B
                                         --------------- ------------- -------------
Management Fees                                .75%           .75%          .75%
Distribution and/or Service (12b-1) Fees       .25%           .25%          .25%
Other Expenses                                 .50%           .48%          .29%
                                              ----           ----          ----
Total Portfolio Operating Expenses            1.50%          1.48%         1.29%
                                              ====           ====          ====

Examples

   The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma combined basis. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested.

                      International Research               International
                              Growth         International  (pro forma)
                             Class A            Class A       Class A
                      ---------------------- ------------- -------------
       After 1 Year           $  127            $  125        $  106
       After 3 Years          $  397            $  390        $  331
       After 5 Years          $  686            $  676        $  574
       After 10 Years         $1,511            $1,489        $1,271

                      International Research               International
                              Growth         International  (pro forma)
                             Class B            Class B       Class B
                      ---------------------- ------------- -------------
       After 1 Year           $  153            $  151        $  131
       After 3 Years          $  474            $  468        $  409
       After 5 Years          $  818            $  808        $  708
       After 10 Years         $1,791            $1,768        $1,556

   The projected post-Acquisition pro forma Annual Portfolio Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of International and the Adviser.

Comparison of Investment Advisory Fees

   International Research Growth and International pay advisory fees to the Adviser at the same annual rate of .75% of each Portfolio's average daily net assets.

Comparison of Investment Objectives and Policies

   The investment objectives of the Portfolios are the same and their investment strategies are significantly similar as shown in the following table.

                            Investment Objective                 Principal Investment Strategies
                       ------------------------------- ---------------------------------------------------
International Research International Research          The Portfolio invests primarily in an international
Growth                 Growth's investment objective   portfolio of equity securities of companies within
                       is long-term growth of capital. various market sectors selected by the Adviser for their growth potential.

                                                       Examples of the type of market sectors in which
                                                       the Adviser may invest the Portfolio's assets in-
                                                       clude, but are not limited to, telecommunications,
                                                       information technology, health care, financial
                                                       services, infrastructure, energy and natural re-
                                                       sources, and consumer growth.

                                                       The Portfolio normally invests in approximately
                                                       100-125 companies.

International          International's investment      The Portfolio invests primarily in an international
                       objective is long-term growth   portfolio of equity securities of companies lo-
                       of capital.                     cated in both developed and emerging countries.

                                                       The Portfolio's investments include investments
                                                       in securities of companies that are established as
                                                       a result of privatizations of state enterprises.

                                                       The Portfolio's portfolio consists of
                                                       approximately 100-130 stocks.

   As the table above shows, each Portfolio invests primarily in international portfolio of equity securities. In addition, the Portfolios follow similar investment strategies. The portfolio managers with day-to-day responsibility for managing the Portfolios are different but are both overseen by the Adviser's larger International Growth Portfolio Oversight Group and both have access to the same research. Currently, there is a substantial overlap between the portfolio holdings of the Portfolios because both invest significantly in the same securities. The Adviser expects to retain these holdings in the combined Portfolio and anticipates there will be little or no portfolio repositioning as a result of the Acquisition. A more detailed comparison of the investment strategies and policies of the Portfolios is provided in Appendix A and the historical performance of the Portfolios is provided in Appendix B.

Principal Risks

   Each Portfolio is subject to market risk, non-U.S. (foreign) risk, emerging market risk and currency risk. In addition, International Research Growth is subject to industry/sector risk because of its somewhat more sector-intensive investment strategy. International Research Growth is also subject to capitalization risk because it may invest in companies with smaller market capitalizations. A description of each of these risks is provided in Appendix C.

Federal Income Tax Consequences

   As long as the contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition will not create any tax liability for contractholders.

   No gain or loss will be recognized by International Research Growth or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of International received by a shareholder of International Research Growth (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of International Research Growth. The holding period of the shares of International received by a shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of International Research Growth held by the shareholder, provided that such shares are held as capital assets by the shareholder of International Research Growth at the time of the Acquisition. The holding period and tax basis of each asset of International Research Growth in the hands of International as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of International Research Growth prior to the Acquisition. Provided that International Research Growth shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service ("IRS").

   No distribution of capital gains to International Research Growth shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the International Research Growth shareholders which, together with all previous distributions, will have the effect of distributing to the International Research Growth shareholders all of International Research Growth's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

   A portion of the assets of International Research Growth may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Research Growth's basis in such assets. Any capital gains recognized in these sales will be distributed to International Research Growth's shareholders (but not contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

   Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in "Information about the Transaction".

Comparison of Distribution and Purchase Procedures

   The purchase procedures for the Portfolios are the same. The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurer's separate accounts. More information on distribution and purchase procedures of International is provided in Appendix D.

Service Providers

   The Portfolios have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

   Each Portfolio is a series of AVP, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the organizational structure and governance of the Portfolios, see Appendix E.

                       INFORMATION ABOUT THE TRANSACTION

Description of the Plan

   As provided in the Plan, International will acquire all the assets and assume all the liabilities, expenses and obligations of International Research Growth at the effective time of the Acquisition (the "Effective Time"). In return, International will issue, and International Research Growth will distribute to its shareholders, a number of full and fractional shares of International, determined by dividing the net value of all the assets of International Research Growth by the NAV of one share of International. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that shareholders of International Research Growth will be credited with shares of International corresponding to the aggregate NAV of International Research Growth shares that the shareholder holds of record at the Effective Time.

   Following the distribution of International shares in full liquidation of International Research Growth, International Research Growth will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $210,000. The projected expenses will be borne by the Portfolios on a relative net asset basis in the amounts of approximately $80,845 and $129,155 for International Research Growth and International, respectively.

   The Acquisition is expected to occur late in the last quarter of this year. Under applicable legal and regulatory requirements, none of International Research Growth's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of International Research Growth may redeem shares of common stock prior to the Acquisition.

   Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Portfolio or of its shareholders.

   A copy of a form of the Plan for the Acquisition is attached as Appendix F.

Reasons for the Acquisition

   At the Board Meeting, the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of International Research Growth and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Portfolio, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of International Research Growth and that the interests of existing shareholders of the Portfolios would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

   The Adviser presented the following reasons in favor of the Acquisition:

  . The Adviser discussed with the Directors that there has been a shift away from a multiple series fund, such as AVP as the preferred funding vehicle for Variable Products, to a customized "private-labeled" platform of investment options subadvised by a number of different investment advisers. While AVP's core portfolios remain desirable for some insurance companies, the Adviser believes that combining its smaller and expensive non-core Portfolios, such as International Research Growth and International, into core offerings will satisfy the existing insurance company shareholders' needs and may attract new issuers of Variable Products. The combination of the smaller portfolios will allow insurance companies to benefit from lower expense ratios.

  . The Adviser also discussed with the Directors that it believes that the Acquisition would benefit International Research Growth and its shareholders by resulting in lower expenses.

   At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

  . potential shareholder benefits, including the fact that total expenses of each class of shares of the combined Portfolio are expected to be significantly lower than the current expenses of comparable classes of shares of International Research Growth;

  . the Adviser's plans with respect to the portfolio securities of International Research Growth and International, including that (i) there is currently a 77% overlap between the portfolio holdings of the two Portfolios and that both Portfolios have approximately 60% of their assets invested in privatizations and (ii) the Adviser expects that there will be little or no portfolio repositioning as a result of the Acquisition;

  . the current asset level of International Research Growth and the combined pro forma asset level of the combined Portfolio;

  .   the historical performance of the Portfolios;

  . the investment objectives and principal investment strategies of the Portfolios, which are substantially the same; and

  . the fact that the portfolio managers with day-to-day responsibility for managing the Portfolios are different, but that both Portfolios are overseen by the Adviser's larger International Growth Portfolio Oversight Group and that both have access to the same research and that, following the Acquisition, the same portfolio managers will share responsibility for management of the combined Portfolio.

   The Directors also considered, among other things:

  . the fact that, because the Separate Accounts are not subject to federal income tax on a current basis, there is no need to consider the impact on shareholders of the Acquisition on the Portfolios' capital loss carryforwards;

  .   the form of the Plan and the terms and conditions of the Acquisition;

  .   the fact that the Portfolios pay the same advisory fee rates;

  . whether the Acquisition would result in the dilution of shareholders' interests;

  . the fact that no changes in service providers would result from the Acquisition;

  . the benefits of the Acquisition to the Adviser, which will benefit from the elimination of separate monitoring and administration of International Research Growth;

  . the fact that International will assume all the liabilities, expenses and obligations of International Research Growth;

  .   the expected federal income tax consequences of the Acquisition;

  . the costs of the Acquisition, which will be borne on a relative net asset basis by the Portfolios; and

  . the fact that the Adviser has agreed to indemnify International for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of International Research Growth at the time of the Acquisition, to reimburse International for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

   Also at the Board Meeting, the Directors approved the Plan on behalf of International.

Description of Securities to be Issued

   Under the Plan, International will issue additional shares of its Class A and Class B common stock for distribution to corresponding classes of shares of International Research Growth. Under AVP's Charter, International may issue up to 500,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

   When the acquisition of International Research Growth by International is consummated, Class A and Class B shareholders of International Research Growth will receive shares of a corresponding class of International having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in International Research Growth.

   Each share of International represents an equal proportionate interest with other shares of International. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to International as authorized by the Directors. Shares of International entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of International received by International Research Growth in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Plan, International Research Growth will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Federal Income Tax Consequences

   As long as the variable contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Code, the Acquisition will not create any tax liability for contractholders.

   Subject to certain stated assumptions contained therein, International Research Growth will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that International Research Growth and International will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of International Research Growth will recognize no gain or loss on the exchange of the shareholder's shares of International Research Growth solely for shares of International; (iii) neither International Research Growth nor International will recognize any gain or loss upon the transfer of all of the assets of International Research Growth to International in exchange for shares of International and the assumption by International of the liabilities of International Research Growth pursuant to the Plan or upon the distribution of shares of International to shareholders of International Research Growth in exchange for their respective shares of International Research Growth; (iv) the holding period and tax basis of the assets of International Research Growth acquired by International will be the same as the holding period and tax basis that International Research Growth had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of International received in connection with the Acquisition by each shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of International Research Growth surrendered in exchange therefor; (vi) the holding period of shares of International received in connection with the Acquisition by each shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of International Research Growth surrendered in exchange therefore, provided that such International Research Growth shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) International will succeed to the capital loss carryovers of International Research Growth but the use of International's existing capital loss carryovers (as well as the carryovers of International Research Growth) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

   A portion of the assets of International Research Growth may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Research Growth's basis in such assets. Any capital gains recognized in these sales will be distributed to International Research Growth's shareholders (but not to the contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

   No distribution of capital gains to International Research Growth's shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the International Research Growth shareholders which, together with all previous distributions, will have the effect of distributing to the International Research Growth shareholders all of International Research Growth's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

   Shareholders of International Research Growth are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing capitalization of the Portfolios and the pro forma capitalization of International, see Appendix G.

                       INFORMATION ABOUT THE PORTFOLIOS

   International Research Growth and International are each a series of AVP, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Maryland corporation in 1987 under the name Alliance Variable Products Series Fund, Inc. The company's name became AllianceBernstein Variable Products Series Fund, Inc. on April 30, 2003.

Management of the Portfolios

   The Directors of AVP direct the management of the business and affairs of the Portfolios. The Directors approve all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio's agreements with the Adviser and the Portfolio's custodian, transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio's Adviser, subject to the Portfolio's investment objective and policies and to general supervision by the Directors.

   Both Portfolios are overseen by the Adviser's International Growth Portfolio Oversight Group and have access to the same research. Messrs. Michael Levy, Christopher M. Toub, Gregory Eckersley and Robert W. Scheetz, the members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team, are primarily responsible for day-to-day management of International's portfolios. Messrs. Levy, Eckersley and Scheetz are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Toub is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

   Messrs. Hiromitsu Agata, William Johnston, David Robinson and Atsushi Yamamoto and Mses. Isabel Buccellati, Michele Patri and Valli Srikanthapalan, the Adviser's International Research Growth senior sector analysts, are primarily responsible for day-to-day management of International Research Growth's portfolios. Messrs. Agata and Yamamoto are Senior Vice Presidents of AllianceBernstein Japan Ltd., with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Johnston and Ms. Srikanthapalan are Senior Vice Presidents of AllianceBernstein Limited ("ABL"), with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mses. Buccelati and Patri are Vice Presidents of ABL, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Robinson is a Vice President of AllianceBernstein Australia Ltd., with which he has been associated in a substantially similar capacity to his current position since May 2003. Prior thereto, Mr. Robinson was an equities analyst for Credit Suisse First Boston since prior to 2002.

   Subsequent to the consummation of the Acquisition, all individuals named above will continue to be primarily responsible for day-to-day management of the combined Portfolio. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities of the Portfolios.

Advisory Agreement and Fees

   Each Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately
4.3 million shareholder accounts. The Adviser also serves as administrator for each Portfolio.

   Under each Portfolio's advisory agreement with the Adviser (each, an "Advisory Agreement"), the Adviser provides investment advisory services and order placement facilities for the Portfolio and pays all compensation of directors and officers of the Portfolio who are affiliated persons of the Adviser. Under the Advisory Agreements of International Research Growth and International, each Portfolio pays the Adviser an advisory fee at an annual rate of .75% of its average daily net assets.

   The Advisory Agreements, by their terms, continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of a Portfolio who neither are interested persons of the Portfolio nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the investment advisory contracts of International Research Growth and International is available in each Portfolio's Annual Report to Shareholders for the fiscal year ended December 31, 2006.

   The Adviser is the subject of certain legal proceedings and a discussion of those proceedings is presented in Appendix H.

Distributor

   AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of International Research Growth's and International's shares. Under a Distribution Services Agreement, adopted under each Portfolio's Rule 12b-1 plan, International Research Growth and International pay distribution and service fees to the Distributor at an annual rate of up to .25% of each Portfolio's average daily net assets attributable to their Class B shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

   The Portfolios will have the same service providers after the Acquisition. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Portfolios. The Portfolios compensate ABIS for these services. The Bank of New York, 1 Wall Street, New York, New York 10286, serves as custodian for the Portfolios. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Portfolios. After the Acquisition, The Bank of New York and ABIS will serve, respectively, as custodian and transfer agent for the combined Portfolio.
Ernst & Young LLP serves as the independent registered public accounting firm for the Portfolios and will continue to serve in that capacity for the combined Portfolio after the Acquisition.

                                 LEGAL MATTERS

   The validity of the shares of International offered hereby will be passed upon for International Research Growth by Seward & Kissel LLP.

                                    EXPERTS

   The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for each of the Portfolios, given on its authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for the Portfolios is available at Appendix
J.

                                  APPENDIX A

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

              International Research Growth                       International                        Differences
            ----------------------------------  -------------------------------------------------- -------------------
Investment  The Portfolio's investment          Same.                                              These objectives
Objective   objective is long-term growth of                                                       are identical.
            capital.

                                                     Investment Policies/1/
            ---------------------------------------------------------------------------------------------------------

Status      The Portfolio is diversified. (F)   Same.                                              These policies are
                                                                                                   identical.

Principal   The Portfolio invests primarily in  The Portfolio invests primarily in an              While both
Strategies  an international portfolio of       international portfolio of equity securities of    Portfolios invest
            equity securities of companies      companies located in both developed and            primarily in
            within various market sectors       emerging countries.                                international
            selected by the Adviser for their                                                      equity securities,
            growth potential.                                                                      International
                                                The Portfolio's investments include                Research Growth
            Examples of the type of market      investments in securities of companies that are    focuses more
            sectors in which the Adviser may    established as a result of privatizations of state specifically on
            invest the Portfolio's assets       enterprises.                                       equity securities
            include, but are not limited to,                                                       within market
            telecommunications, information                                                        sectors believed to
            technology, health care, financial                                                     have growth
            services, infrastructure, energy                                                       potential.
            and natural resources, and          The Portfolio's portfolio consists of
            consumer growth.                    approximately 100-130 stocks.

            The Portfolio normally invests in
            approximately 100-125 companies.

Foreign     The Portfolio invests, under        Same.                                              These policies are
Investments normal circumstances, in the                                                           identical.
            equity securities of companies
            domiciled in at least three
            countries (and normally
            substantially more) other than the
            United States.

            The Portfolio invests in companies
            in both developed and emerging
            market countries.

Derivatives The Portfolio may, but is not       Same.                                              These policies are
            required to, use derivatives for                                                       identical.
            risk management purposes or as
            part of its investment strategies.
            The Portfolio may use forward
            contracts, forward currency
            exchange contracts, futures
            contracts and options on futures
            contracts, options, options on
            foreign currencies, options on
            securities, options on securities
            indices, swap transactions,
            currency swaps and synthetic
            foreign equity securities.

Convertible The Portfolio may invest in         Same.                                              These policies are
Securities  convertible securities.                                                                identical.

Depositary  The Portfolio may invest in         Same.                                              These policies are
Receipts    American Depositary Receipts                                                           identical.
            ("ADRs"), European Depositary
            Receipts ("EDRs"), Global
            Depositary Receipts ("GDRs") or
            other securities representing
            securities of companies based in
            countries other than the United
            States.

Repurchase  None.                               The Portfolio may invest in repurchase             International may
Agreements                                      agreements.                                        invest in
                                                                                                   repurchase
                                                                                                   agreements.

--------
/1/  Policies with the notation "F" are fundamental policies.

                               International Research Growth             International    Differences
                    ---------------------------------------------------- ------------- ------------------
Standby             The Portfolio may invest in standby                      Same.     These policies are
Commitments         commitments.                                                       identical.

Forward             The Portfolio may invest in forward                      Same.     These policies are
Commitments         commitments.                                                       identical.

Rights and          The Portfolio may invest in rights or warrants.          Same.     These policies are
Warrants                                                                               identical.

Short Sales         The Portfolio may make short sales as a part             Same.     These policies are
                    of overall portfolio management or to offset a                     identical.
                    potential decline in the value of a security.

Illiquid Securities The Portfolio will limit its investment in               Same.     These policies are
                    illiquid securities to no more than 15% of net                     identical.
                    assets or such other amount permitted by
                    guidance regarding the 1940 Act.

Other Investment    The Portfolio may invest in other investment             Same.     These policies are
Companies           companies, as permitted by the 1940 Act or                         identical.
                    the rules and regulations thereunder.

Securities Lending  The Portfolio may lend portfolio securities to the       Same.     These policies are
                    extent permitted under the 1940 Act or the rules                   identical.
                    and regulations thereunder (as such statute, rules
                    or regulations may be amended from time to
                    time) or by guidance regarding, interpretations
                    of, or exemptive orders under, the 1940 Act.

Margin              The Portfolio may not purchase securities on             Same.     These policies are
                    margin, except (i) as otherwise provided under                     identical.
                    rules adopted by the SEC under the 1940 Act or
                    by guidance regarding the 1940 Act, or
                    interpretations thereof, and (ii) that the Portfolio
                    may obtain such short-term credits as are
                    necessary for the clearance of portfolio
                    transactions, and the Portfolio may make margin
                    payments in connection with futures contracts,
                    options, forward contracts, swaps, caps, floors,
                    collars and other financial instruments.

Industry            The Portfolio may not concentrate                        Same.     These policies are
Concentration       investments in an industry, as concentration                       identical.
                    may be defined under the 1940 Act or the
                    rules and regulations thereunder (as such
                    statute, rules or regulations may be amended
                    from time to time) or by guidance regarding,
                    interpretations of, or exemptive orders under,
                    the 1940 Act or the rules or regulations
                    thereunder published by appropriate
                    regulatory authorities. (F)

Borrowing           The Portfolio may not issue any senior security          Same.     These policies are
                    (as that term is defined in the 1940 Act) or                       identical.
                    borrow money, except to the extent permitted by
                    the 1940 Act or the rules and regulations
                    thereunder (as such statute, rules or regulations
                    may be amended from time to time) or by
                    guidance regarding, or interpretations of, or
                    exemptive orders under, the 1940 Act or the
                    rules or regulations thereunder published by
                    appropriate regulatory authorities. For the
                    purposes of this restriction, margin and collateral
                    arrangements, including, for example, with
                    respect to permitted borrowings, options, futures
                    contracts, options on futures contracts and other
                    derivatives such as swaps are not deemed to
                    involve the issuance of a senior security. (F)

                        International Research Growth            International    Differences
             --------------------------------------------------- ------------- ------------------
Lending      The Portfolio may not make loans except                 Same.     These policies are
             through (i) the purchase of debt obligations in                   identical.
             accordance with its investment objective and
             policies; (ii) the lending of portfolio securities;
             (iii) the use of repurchase agreements; or
             (iv) the making of loans to affiliated funds as
             permitted under the 1940 Act, the rules and
             regulations thereunder (as such statutes, rule
             or regulations may be amended from time to
             time), or by guidance regarding, and
             interpretations of, or exemptive orders under,
             the 1940 Act. (F)

Real Estate  The Portfolio may not purchase or sell real             Same.     These policies are
             estate except that it may dispose of real estate                  identical.
             acquired as a result of the ownership of
             securities or other instruments. This restriction
             does not prohibit the Portfolio from investing
             in securities or other instruments backed by
             real estate or in securities of companies
             engaged in the real estate business. (F)

Commodities  The Portfolio may not purchase or sell                  Same.     These policies are
             commodities regulated by the Commodity                            identical.
             Futures Trading Commission under the
             Commodity Exchange Act or commodities
             contracts except for futures contracts and
             options on futures contracts. (F)

Underwriting The Portfolio may not act as an underwriter of          Same.     These policies are
             securities, except that the Portfolio may                         identical.
             acquire restricted securities under
             circumstances in which, if such securities
             were sold, the Portfolio might be deemed to
             be an underwriter for purposes of the
             Securities Act of 1933, as amended. (F)

                                  APPENDIX B

                             PORTFOLIO PERFORMANCE

   The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2006, for Class A shares of International Research Growth and Class A shares of International.

   They should give you a general idea of how each Portfolio's return has varied from year to year. The charts include the effects of Portfolio expenses but do not reflect charges associated with the Variable Products or contractholders' accounts. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that International will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Portfolio.

Calendar Year Total Returns

                         International Research Growth

The annual returns in the bar chart are for the Portfolio's Class A shares.

                                    [Chart]

1997    1998    1999     2000    2001    2002   2003    2004    2005    2006
----    ----    ----     ----    ----    ----   ----    ----    ----    ----
3.3     13.0    40.2    -19.9   -22.4   -15.3   31.6    17.6    19.2    26.5

                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 27.15% in the 4th quarter, 1999; and worst quarter was down -22.27% in the 3rd quarter, 2002.

                                 International

The annual returns in the bar chart are for the Portfolio's Class A shares.

                                    [Chart]

1997    1998    1999     2000    2001    2002   2003    2004    2005    2006
----    ----    ----     ----    ----    ----   ----    ----    ----    ----
10.8    10.8    58.8    -23.0   -17.3    -4.2   43.5    24.3    20.8    27.0

                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70% in the 4th quarter, 1999; and worst quarter was down -16.82% in the 3rd quarter, 2001.

   The following tables list International Research Growth's and International's average annual total returns for the one-year, five-year, ten-year, and since inception periods ending December 31, 2006 for each Portfolio. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with the performance of several broad-based market indices.

Average Annual Total Returns

                    International Research Growth (Class A)

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                                1 Year 5 Years 10 Years
                                                ------ ------- --------
        Class A                                 26.45%  14.59%   7.25%
        MSCI AC World Index (ex. U.S.) (Gross)+ 27.16%  16.87%   8.59%
        MSCI EAFE Growth Index (Net)++          22.33%  12.27%   5.07%
        MSCI AC World Index (ex. U.S.) (Net)++  26.65%  16.42%    N/A

--------
+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.
++ The MSCI EAFE Growth Index (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                    International Research Growth (Class B)

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                            1 Year 5 Years Since Inception*
                                            ------ ------- ----------------
    Class B                                 26.11%  14.28%      14.46%
    MSCI AC World Index (ex. U.S.) (Gross)+ 27.16%  16.87%      17.00%
    MSCI EAFE Growth Index (Net)++          22.31%  12.26%      12.46%
    MSCI AC World Index (ex. U.S.) (Net)++  26.65%  16.42%      16.56%

--------
*  Since Class B inception on October 26, 2001.
+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.
++ The MSCI EAFE Growth Index (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                            International (Class A)

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                                1 Year 5 Years 10 Years
                                                ------ ------- --------
        Class A                                 27.04%  21.26%  12.53%
        MSCI AC World Index (ex. U.S.) (Gross)+ 27.16%  16.87%   8.59%
        MSCI World Index (ex. U.S.) (Net)++     25.71%  15.25%   7.96%
        MSCI AC World Index (ex. U.S.) (Net)++  26.65%  16.42%    N/A

--------
+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.
++ The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                            International (Class B)

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                            1 Year 5 Years Since Inception*
                                            ------ ------- ----------------
    Class B                                 26.70%  21.00%       9.00%
    MSCI AC World Index (ex. U.S.) (Gross)+ 27.16%  16.87%       6.89%
    MSCI World Index (ex. U.S.) (Net)++     25.71%  15.25%       5.62%
    MSCI AC World Index (ex. U.S.) (Net)++  26.65%  16.42%        N/A

--------
*  Since Class B inception on July 3, 2000.
+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.
++ The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
   (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                                  APPENDIX C

               DESCRIPTION OF PRINCIPAL RISKS OF THE PORTFOLIOS

   Among the principal risks of investing in a Portfolio are market risk, non-U.S. (foreign) risk, emerging market risk, currency risk, industry/sector risk, capitalization risk, and management risk. Each of these risks is more fully described below. Each Portfolio could become subject to additional risks because the types of investments made by each Portfolio can change over time.

Market Risk             This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Non-U.S. (Foreign) Risk A Portfolio's investments in non-U.S. (foreign) securities may experi-
                        ence more rapid and extreme changes in value than investments in secu-
                        rities of U.S. companies. The securities markets of many non-U.S.
                        countries are relatively small, with a limited number of companies repre-
                        senting a small number of securities. Non-U.S. companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, ac-
                        counting, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic development could adversely affect a Portfolio's investments in a non-
                        U.S. country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk be-
                        cause these securities may be more volatile and less liquid. To the extent a Portfolio invests in a particular country or geographic region, the
                        Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Emerging Market Risk    Non-U.S. investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, cur-
                        rency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed non-U.S. (foreign) countries.

Currency Risk           This is the risk that fluctuations in the exchange rates between the U.S.
                        Dollar and non-U.S. (foreign) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.

Industry/Sector Risk    This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a
                        Portfolio's investments.

Capitalization Risk     This is the risk of investments in small- to mid-capitalization companies.
                        Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies.
                        A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Management Risk         Each Portfolio is subject to management risk because it is an actively man-
                        aged investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Portfolio, but there can be no guarantee that its decisions will produce the desired results.

                                  APPENDIX D

                       CERTAIN INFORMATION APPLICABLE TO
                  CLASS A AND CLASS B SHARES OF INTERNATIONAL

How to Buy and Sell Shares

   The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

   The Insurers maintain omnibus account arrangements with the Portfolio in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the contractholders who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

   ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Payments to Financial Intermediaries

   Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources. Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  .   defrayal of costs for educational seminars and training;

  .   additional distribution support; and

  . payments related to providing contractholder recordkeeping and/or administrative services.

   ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Distribution Services and Educational Support

   In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

   For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the AVP Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the AVP Portfolios.

   If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

   Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

   ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

      AIG SunAmerica
      Ameriprise Financial
      Genworth Financial
      ING Reliastar Life
      ING USA Annuity and Life Insurance Co.
      Lincoln Financial Distributors
      Merrill Lynch
      Prudential Financial
      RiverSource Distributors, Inc.
      Transamerica Capital, Inc.

   Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect Portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect Portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares

   The Portfolio's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term contractholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally

   While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term contractholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

   Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a contractholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a contractholder's ability to engage in time zone arbitrage to the detriment of other contractholders.

   Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small-cap securities or specific industry sector securities.

Policy Regarding Short-term Trading

   Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolio seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolio will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolio reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to ascertain whether any such activity attributable to one or more contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

   Account Blocking Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Portfolio, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Portfolio's ability to apply its short-term trading policy to contractholder activity as discussed below. As a result, any contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Portfolio one or more contractholders did not or will not in the future engage in excessive or short-term trading.

   Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by SEC rules, the Portfolio has entered into agreements with all of its financial intermediaries, including Insurers, that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, an Insurer will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity

   A contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the contractholder did not intend to hold on a long-term basis or that may not be appropriate for the contractholder's risk profile. To rectify this situation, a contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Insurers utilizing omnibus account arrangements may not identify to the Portfolio, ABI or ABIS contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Portfolio, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Portfolio, ABI and ABIS consider the information actually available to them at the time.

How the Portfolio Values Its Shares

   The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when contractholders will not be able to purchase or redeem their shares in the Portfolio.

   The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of non-U.S. (foreign) stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. (foreign) markets because, among other things, most non-U.S. (foreign) markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these non-U.S. (foreign) markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that non-U.S. (foreign) security values may be affected by events that occur after the close of non-U.S. (foreign) securities markets. To account for this, the Portfolio may frequently value many of its non-U.S. (foreign) equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Directors' oversight, the Directors has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Directors, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

   Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

                                  APPENDIX E

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. Each Portfolio is organized as a series of the same Maryland corporation. The Charter and Bylaw provisions that govern AVP apply to International and International Research Growth. Accordingly, there are no differences between International Research Growth and International in terms of their corporate organizational structures.

General

   Each Portfolio has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which AVP's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, shareholder-requested special meetings of shareholders for any other purpose shall be called by AVP's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

   For each Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Portfolios

   The Portfolios' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of AVP can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Portfolios are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, International Research Growth and International are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

   International Research Growth and International have the same dividends and distributions policies. Both International Research Growth and International declare dividends on their shares at least annually. The income and capital gains distribution is made in shares of each Portfolio.

Indemnification and Liability of Directors and Officers

   The charter of AVP generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

   Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. AVP's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                  APPENDIX F

                  FORM OF PLAN OF ACQUISITION AND LIQUIDATION

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. WITH RESPECT TO ITS SERIES
         ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO AND
               ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

                                     As of
                                [      ], 2007

   This Plan of Acquisition and Liquidation (the "Plan") has been adopted by the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc., a Maryland corporation (the "Corporation"), as of this [ ]th day of
[      ], 2007, to provide for the reorganization of AllianceBernstein
International Research Growth Portfolio (the "Acquired Portfolio") into AllianceBernstein International Growth Portfolio (the "Acquiring Portfolio"). The Acquired Portfolio and the Acquiring Portfolio (together, the "Portfolios") are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

   The Board of Directors (the "Board") has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of the Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio ("Class B Acquisition Shares" and together with Class A Acquisition Shares, the "Acquisition Shares") and distribute Class A Acquisition Shares and Class B Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the "Acquired Portfolio Shares") of the Acquired Portfolio, all as provided for below (the "Acquisition").

   In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

   The Corporation intends that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

1. Definitions

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act Securities Act of 1933, as amended.

Assets   All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables)
         owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date                Such date as the officers of the Corporation shall designate.

Effective Time              5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

Financial Statements        The audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Liabilities                 All liabilities, expenses and obligations of any kind whatsoever of the
                            Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement The Registration Statement of the Acquiring Portfolio on Form N-14
                            under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time              The close of regular session trading on the New York Stock Exchange
                            ("NYSE") on the Closing Date, when for purposes of the Plan, the
                            Corporation determines the net asset value per Acquisition Share of the
                            Acquiring Portfolio and the net value of the assets of the Acquired
                            Portfolio.

NAV                         A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings

   The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Transfer of the Acquired Portfolio's Assets

   The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio's investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio's investment company taxable income (as defined in Code
       Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2007 and for the short taxable year beginning on January 1, 2008, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time
       (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.

    (d)Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.

    (e)The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders and shares of Class B held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A and Class B Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A and Class B Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;

       (2)The NAV of Class A and Class B Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and

       (3)The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to The Bank of New York, as custodian for the Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the

          1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

    (f)Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

   The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio's transfer agent.

       Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

    (b)At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to:
       (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and
       (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5. Conditions to Consummation of the Acquisition

   The consummation of the Acquisition shall be subject to the following conditions precedent:

    (a)There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

    (b)The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:

       (1)The Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (2)A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;

       (3)Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

       (4)The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

       (5)The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

       (6)The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

       (7)The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio's existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

       The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

       Notwithstanding this subparagraph (b), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

    (c)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

    (d)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

    (e)The SEC shall not have issued any unfavorable advisory report under
       Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (f)The Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

    (g)The Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquiring Portfolio.

6. Closing

    (a)The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.

    (b)In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board of Directors.

    (c)The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

    (d)At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7. Termination of Plan

   A majority of the Corporation's Board of Directors may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

8. Termination of the Acquired Portfolio

   If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9. Expenses

   The Acquisition expenses shall be borne on a relative net asset basis by the Portfolios.

                                  APPENDIX G

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of each of International Research Growth and International as of June 30, 2007 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of International Research Growth by International at net asset value as of June 30, 2007.

                           International                 Pro Forma    International
                          Research Growth International Adjustments   (pro forma)(a)
                          --------------- ------------- -----------   --------------
                              Class A        Class A                     Class A
                          --------------- -------------               --------------
Net Asset Value             $69,604,588    $91,592,069   (158,871)(b)  $161,037,786
Shares outstanding            2,993,745      3,082,629   (650,946)        5,425,428
Net asset value per share   $     23.25    $     29.71                 $      29.68

                              Class B        Class B                     Class B
                          --------------- -------------               --------------
Net Asset Value             $12,171,179    $39,383,837    (51,129)(b)  $ 51,503,887
Shares outstanding              528,316      1,332,976   (116,390)        1,744,902
Net asset value per share   $     23.04    $     29.55                 $      29.52

--------
(a)Assumes the Acquisition was consummated on June 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of International will be received by the shareholders of International Research Growth on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of International that actually will be received on or after such date.
(b)Includes adjustments for estimated proxy costs.

                                  APPENDIX H

                               LEGAL PROCEEDINGS

   On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, as amended, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, as amended, and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

   Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (the "SEC Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (the "NYAG Order").

   On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

   On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commissioner.

   It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

                                  APPENDIX I

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

   As of September 21, 2007, each Portfolio had the following number of shares of common stock outstanding.

                                               Number of Outstanding
                                                     Shares of
           Portfolio                     Class     Common Stock
           ---------                     ----- ---------------------
           International Research Growth   A       2,812,112.599
                                           B         505,158.657

           International                   A       3,049,189.981
                                           B       1,345,680.889

Ownership of Shares

   As of September 21, 2007, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of September 21, 2007, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined Portfolio's shares to be owned by the persons if the Acquisition had been consummated as of that date.

                                                                                    Percentage of
                                                                                  Outstanding Shares
                                                Number of        Percentage of       of Combined
                      Name and Address of   Outstanding Shares Outstanding Shares  Portfolio Class
Portfolio and Class       Shareholder         of Class Owned     of Class Owned         Owned
------------------- ----------------------- ------------------ ------------------ ------------------
  International
  Research Growth

  Class A           AMERICAN INTERNATIONAL      180,962.588           5.92%              3.41%
                    LIFE INSURANCE COMPANY
                    OF NY
                    ATTN: ED BACON
                    2727 A-ALLEN PARKWAY
                    HOUSTON TX 77019-2115

                    AIG LIFE INSURANCE        1,517,612.482          49.69%             28.64%
                    COMPANY
                    ATTN: ED BACON
                    2727A ALLEN PKWY #4D1
                    HOUSTON TX 77019-2107

                    GREAT WEST LIFE &           909,597.843          29.78%             17.16%
                    ANNUITY INSURANCE
                    COMPANY
                    FBO SCHWAB ANNUITIES
                    8515 E ORCHARD RD
                    ATTN INVESTMENT DIV
                    ENGLEWOOD CO 80111-5002

                                                                                   Percentage of
                                                                                 Outstanding Shares
                                               Number of        Percentage of       of Combined
                     Name and Address of   Outstanding Shares Outstanding Shares  Portfolio Class
Portfolio and Class      Shareholder         of Class Owned     of Class Owned         Owned
------------------- ---------------------- ------------------ ------------------ ------------------
                    GREAT WEST LIFE &          335,199.684          10.97%              6.33%
                    ANNUITY INSURANCE
                    COMPANY
                    8515 E ORCHARD RD
                    GREENWOOD VLG CO
                    80111-5002

   Class B          SUN LIFE FINANCIAL         612,877.637          45.58%             35.06%
                    FUTURITY
                    RETIREMENT PRODUCTS &
                    SERVICES
                    PO BOX 9134
                    WELLESLEY HLS MA
                    02481-9134

                    SUN LIFE ASSURANCE         235,806.478          17.54%             13.49%
                    COMPANY OF CANADA (US)
                    ATTN: JAMES JOSEPH
                    PO BOX 9133
                    WELLESLEY HLS MA
                    02481-9133

                    ANCHOR NATIONAL LIFE       309,336.331          23.01%             17.69%
                    INS CO
                    ATTN: VARIABLE ANNUITY
                    ACCOUNTING
                    21650 OXNARD ST
                    WOODLAND HLS CA
                    91367-4901

   International

   Class A          AMERICAN INTERNATIONAL     261,812.975           9.32%              4.94%
                    LIFE INSURANCE COMPANY
                    OF NY
                    ATTN: ED BACON
                    2727 A-ALLEN PARKWAY
                    HOUSTON TX 77019-2115

                    AIG LIFE INSURANCE       2,262,266.176          80.52%             42.69%
                    COMPANY
                    ATTN: ED BACON
                    2727A ALLEN PKWY #4D1
                    HOUSTON TX 77019-2107

   Class B          SUN LIFE ASSURANCE          26,572.710           5.26%              1.52%
                    COMPANY OF CANADA (US)
                    ATTN: JAMES JOSEPH
                    PO BOX 9133
                    WELLESLEY HLS MA
                    02481-9133

                                                                                   Percentage of
                                                                                 Outstanding Shares
                                               Number of        Percentage of       of Combined
                     Name and Address of   Outstanding Shares Outstanding Shares  Portfolio Class
Portfolio and Class      Shareholder         of Class Owned     of Class Owned         Owned
------------------- ---------------------- ------------------ ------------------ ------------------
                    ANCHOR NATIONAL LIFE      477,223.861           94.38%             27.30%
                    INS CO
                    ATTN: VARIABLE ANNUITY
                    ACCOUNTING
                    21650 OXNARD ST
                    WOODLAND HLS CA
                    91367-4901

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  APPENDIX J

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both International and International Research Growth as of the end of the Portfolios' last fiscal year, whose reports, along with each Portfolio's financial statements, are included in the Portfolios' annual report and available upon request.

                         International Research Growth

                                          Income from Investment Operations           Less: Dividends and Distributions
                                 ---------------------------------------------------  --------------------------------
                                              Net Realized                                            Distributions
                                             and Unrealized                                             from Net
                                             Gain (Loss) on              Net Increase                 Realized Gain
                       Net Asset    Net        Investment                 (Decrease)  Dividends       on Investment
                        Value,   Investment   and Foreign                in Net Asset  from Net        and Foreign
                       Beginning   Income       Currency    Contribution  Value from  Investment        Currency
Fiscal Year or Period  of Period (Loss)(a)    Transactions  from Adviser  Operations    Income        Transactions
---------------------  --------- ----------  -------------- ------------ ------------ ----------      -------------
International Research
  Growth
Class A
Six months ended
  6/30/07 (unaudited).  $22.78     $ .18         $ 2.51        $0.00        $ 2.69      $(.17)           $(2.05)
Year Ended 12/31/06...   18.09       .14           4.63         0.00          4.77       (.08)             0.00
Year Ended 12/31/05...   15.26       .11           2.80         0.00          2.91       (.08)             0.00
Year Ended 12/31/04...   13.01       .08(b)        2.20          .01          2.29       (.04)             0.00
Year Ended 12/31/03...    9.90       .02           3.11         0.00          3.13       (.02)             0.00
Year Ended 12/31/02...   11.69      0.00(b)       (1.78)        0.00         (1.78)      (.01)             0.00

Class B
Six months ended
  6/30/07 (unaudited).  $22.57     $ .15         $ 2.48           --        $ 2.63      $(.11)           $(2.05)
Year Ended 12/31/06...   17.94       .09           4.59           --          4.68       (.05)             0.00
Year Ended 12/31/05...   15.15       .06           2.79           --          2.85       (.06)             0.00
Year Ended 12/31/04...   12.93       .05(b)        2.20           --          2.25       (.03)             0.00
Year Ended 12/31/03...    9.87      (.02)          3.09           --          3.07       (.01)             0.00
Year Ended 12/31/02...   11.68      (.03)(b)      (1.78)          --         (1.81)      0.00              0.00

--------
See footnotes on page 43.

  Less: Dividends and
     Distributions      Total Return                           Ratios/Supplemental Data
----------------------- ------------ ----------------------------------------------------------------------------


                           Total                     Ratio to Average Ratio to Average   Ratio to
    Total     Net Asset  Investment                   Net Assets of    Net Assets of    Average Net
  Dividends    Value,   Return Based   Net Assets,   Expenses, Net of Expenses, Before Assets of Net
     and       End of   on Net Asset  End of Period    Waivers and      Waivers and     Investment     Portfolio
Distributions  Period     Value(c)   (000's Omitted)  Reimbursements   Reimbursements  Income (Loss) Turnover Rate
------------- --------- ------------ --------------- ---------------- ---------------- ------------- -------------
   $(2.22)     $23.25       11.86%       $69,605           1.25%(d)         1.25%(d)       1.56%(d)        48%
     (.08)      22.78       26.45         67,982           1.25(e)          1.25(e)         .71(e)         79
     (.08)      18.09       19.16         65,496           1.30             1.30            .67            93
     (.04)      15.26       17.62         58,341           1.33             1.50            .63(b)        128
     (.02)      13.01       31.59         53,425           1.80             1.80            .22            96
     (.01)       9.90      (15.28)        46,478           1.36             1.66            .04(b)         70

   $(2.16)     $23.04       11.71%       $12,171           1.50%(d)         1.50%(d)       1.30%(d)        48%
     (.05)      22.57       26.11         12,016           1.50(e)          1.50(e)         .46(e)         79
     (.06)      17.94       18.85         10,083           1.56             1.56            .39            93
     (.03)      15.15       17.41          7,065           1.56             1.73            .35(b)        128
     (.01)      12.93       31.11          2,766           2.05             2.05           (.17)           96
      0.00       9.87      (15.50)           467           1.63             1.92           (.25)(b)        70

--------
See footnotes on page 43.

                                 International

                                     Income from Investment Operations    Less: Dividends and Distributions
                                   -------------------------------------  --------------------------------
                                               Net Realized                               Distributions
                                              and Unrealized                                from Net
                                              Gain (Loss) on Net Increase                 Realized Gain
                         Net Asset            Investment and  (Decrease)  Dividends       on Investment
                          Value,      Net        Foreign     in Net Asset  from Net        and Foreign
                         Beginning Investment    Currency     Value from  Investment        Currency
Fiscal Year or Period    of Period Income (a)  Transactions   Operations    Income        Transactions
---------------------    --------- ---------- -------------- ------------ ----------      -------------
International
Class A
Six months ended 6/30/07
  (unaudited)...........  $30.37      $.26        $2.96         $3.22       $(.31)           $(3.57)
Year Ended 12/31/06.....   24.27       .30         6.18          6.48        (.23)             (.15)
Year Ended 12/31/05.....   20.18       .25         3.94          4.19        (.10)             0.00
Year Ended 12/31/04.....   16.28       .11(b)      3.83          3.94        (.04)             0.00
Year Ended 12/31/03.....   11.48       .04         4.91          4.95        (.15)             0.00
Year Ended 12/31/02.....   12.18       .07(b)      (.56)         (.49)       (.21)             0.00

Class B
Six months ended 6/30/07
  (unaudited)...........  $30.20      $.22        $2.95         $3.17       $(.25)           $(3.57)
Year Ended 12/31/06.....   24.16       .22         6.16          6.38        (.19)             (.15)
Year Ended 12/31/05.....   20.11       .21         3.91          4.12        (.07)             0.00
Year Ended 12/31/04.....   16.24       .07(b)      3.82          3.89        (.02)             0.00
Year Ended 12/31/03.....   11.47       .02         4.88          4.90        (.13)             0.00
Year Ended 12/31/02.....   12.17       .03(b)      (.53)         (.50)       (.20)             0.00

--------
See footnotes on page 43.

  Less: Dividends and
     Distributions      Total Return                           Ratios/Supplemental Data
----------------------- ------------ ----------------------------------------------------------------------------


                           Total                     Ratio to Average Ratio to Average   Ratio to
    Total     Net Asset  Investment                   Net Assets of    Net Assets of    Average Net
  Dividends    Value,   Return Based   Net Assets,   Expenses, Net of Expenses, Before Assets of Net
     and       End of   on Net Asset  End of Period    Waivers and      Waivers and     Investment     Portfolio
Distributions  Period     Value(c)   (000's Omitted)  Reimbursements   Reimbursements  Income (Loss) Turnover Rate
------------- --------- ------------ --------------- ---------------- ---------------- ------------- -------------
   $(3.88)     $29.71      10.61%        $91,592           1.14%(d)         1.14%(d)       1.68%(d)       41%
     (.38)      30.37      27.04          81,655           1.23(e)          1.23(e)        1.11(e)        74
     (.10)      24.27      20.84          58,438           1.41             1.41           1.16           43
     (.04)      20.18      24.27          41,198           1.65             1.81            .65(b)        60
     (.15)      16.28      43.46          34,302           2.17             2.17            .34           44
     (.21)      11.48      (4.19)         27,136           1.54             1.98            .61(b)        46

   $(3.82)     $29.55      10.48%        $39,384           1.39%(d)         1.39%(d)       1.43%(d)       41%
     (.34)      30.20      26.70          35,321           1.48(e)          1.48(e)         .81(e)        74
     (.07)      24.16      20.55          25,215           1.66             1.66            .95           43
     (.02)      20.11      23.97          14,501           1.90             2.06            .41(b)        60
     (.13)      16.24      43.07           7,376           2.41             2.41            .13           44
     (.20)      11.47      (4.26)          3,609           1.79             2.23            .28(b)        46

--------
(a)Based on average shares outstanding.
(b)Net of expenses reimbursed or waived by the Adviser.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d)Annualized.
(e)The ratio includes expenses attributable to costs of proxy solicitation.

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               - ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2007

     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein International Research Growth Portfolio ("International Research Growth"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP"), by AllianceBernstein International Growth Portfolio ("International"), another series of AVP. Each of International Research Growth and International is sometimes referred to as a "Portfolio" and together, the "Portfolios".

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated November 1, 2007 (the "Prospectus") of International which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of International Research Growth in exchange for shares of International and the assumption by International of all the liabilities of International Research Growth. International Research Growth would distribute the International shares it receives to its shareholders in complete liquidation of International Research Growth. International will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to International Research Growth at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           Page
ADDITIONAL INFORMATION ABOUT INTERNATIONAL AND INTERNATIONAL RESEARCH
GROWTH

FINANCIAL STATEMENTS

Additional Information about International and International Research Growth

     Further information about International and International Research Growth is contained in their Statements of Additional Information each dated May 1, 2007, which are incorporated herein by reference and available upon request and without charge by writing to International Research Growth at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended December 31, 2006, of International which report contains historical financial information regarding International, has been filed with the SEC and is incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended December 31, 2006, of International Research Growth, which report contains historical financial information regarding International Research Growth, has been filed with the SEC and is incorporated herein by reference.

     The following represents the pro forma financial information. The pro forma financial statements give effect to the Acquisition of the assets and liabilities of International Research Growth by International in exchange for shares of International pursuant to the Plan of Acquisition and Liquidation. International's unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period July 1, 2006 - June 30, 2007.

                                    PRO FORMA

                                ALLIANCEBERNSTEIN
                       VARIABLE PRODUCTS SERIES FUND, INC.

                              FINANCIAL STATEMENTS

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

            ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

                                November 1, 2007

(unaudited)

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE
PRODUCTS SERIES FUND
INTERNATIONAL GROWTH PORTFOLIO                      AllianceBernstein Variable Products Series Fund - International Growth Portfolio
June 30, 2007 (unaudited)                  AllianceBernstein Variable Products Series Fund - International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                         AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                         Variable Products   Variable Products   Variable Products   Variable Products
                                            Series Fund         Series Fund         Series Fund         Series Fund
                                           International       International       International       International
                                              Growth              Growth          Research Growth     Research Growth
                                             Portfolio           Portfolio           Portfolio           Portfolio
Company                                       Shares          (U.S. $ Value)          Shares          (U.S. $ Value)     Adjustments
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
FINANCIALS - 27.6%
CAPITAL MARKETS - 10.0%
3i Group PLC                                    56,766          $ 1,321,377                -0-         $        -0-       $     -0-
BlueBay Asset Management/United
   Kingdom (a)                                     -0-                  -0-             59,876              591,734             -0-
Credit Suisse Group                             43,820            3,110,829             43,257            3,070,861             -0-
Macquarie Bank Ltd.                             21,694            1,558,176             30,599            2,197,781             -0-
Man Group PLC                                      -0-                  -0-             80,333              977,164             -0-
Nomura Holdings, Inc.                          127,600            2,478,421             43,800              850,743             -0-
Partners Group                                     -0-                  -0-              7,553            1,013,473             -0-
UBS AG (Swiss Virt-X)                           28,895            1,728,046             40,836            2,442,169             -0-
                                                                -----------                            ------------       ---------
                                                                 10,196,849                              11,143,925             -0-
                                                                -----------                            ------------       ---------
COMMERCIAL BANKS - 14.4%
Allied Irish Banks PLC                          38,326            1,046,949             24,358              665,618             -0-
Anglo Irish Bank Corp. PLC (Dublin)             55,731            1,143,793                -0-                  -0-             -0-
Anglo Irish Bank Corp. PLC (London
   Exchange)                                       -0-                  -0-             45,102              917,201             -0-
Banco Bilbao Vizcaya Argentaria, SA             87,252            2,133,739             28,317              692,489             -0-
Banco Santander Chile, SA (ADR)                  6,300              312,102                -0-                  -0-             -0-
Bank Central Asia Tbk PT                       995,500              600,281                -0-                  -0-             -0-
Bank Hapoalim BM                               120,758              588,321                -0-                  -0-             -0-
Bank Mandiri Persero Tbk PT                        -0-                  -0-          1,479,500              511,478             -0-
BNP Paribas, SA                                 15,702            1,865,140              5,018              596,056             -0-
China Construction Bank Corp.-Class H              -0-                  -0-          1,453,000              999,152             -0-
Commerzbank AG                                  20,805              992,309                -0-                  -0-             -0-
Industrial & Commercial Bank of
   China, Ltd.-Class H                       2,692,000            1,496,369          1,459,000              810,996             -0-
Investimentos Itau, SA                         367,162            2,282,153             88,455              549,806             -0-
Kookmin Bank (ADR)                              14,308            1,255,098                -0-                  -0-             -0-
Malayan Banking Bhd                            246,100              855,224            216,400              752,013             -0-
Mitsubishi UFJ Financial Group, Inc.               202            2,226,179                -0-                  -0-             -0-
Standard Chartered                                 -0-                  -0-             38,798            1,265,489             -0-
Turkiye Is Bankasi-Class C                     207,668              964,953            103,535              481,086             -0-
UniCredito Italiano SpA                        323,500            2,889,374            180,873            1,615,486             -0-
VTB Bank OJSC (GDR) (a)(b)                      10,500              115,290                -0-                  -0-             -0-
                                                                -----------                            ------------       ---------
                                                                 20,767,274                               9,856,870             -0-
                                                                -----------                            ------------       ----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
Deutsche Boerse AG                                 -0-                  -0-              3,316              372,320             -0-
FirstRand Ltd.                                 383,559            1,219,265                -0-                  -0-             -0-
IG Group Holdings PLC                              -0-                  -0-             72,801              429,800             -0-
ING Groep NV                                    25,557            1,124,861                -0-                  -0-             -0-
                                                                -----------                            ------------       ---------
                                                                  2,344,126                                 802,120             -0-
                                                                -----------                            ------------       ---------
INSURANCE - 1.7%
Prudential PLC                                   1,085               15,444                -0-                  -0-             -0-
QBE Insurance Group Ltd.                           -0-                  -0-             62,073            1,637,796             -0-
Swiss Reinsurance                               14,923            1,360,979              7,496              683,636             -0-
                                                                -----------                            ------------       ---------
                                                                  1,376,423                               2,321,432             -0-
                                                                -----------                            ------------       ---------
                                                                 34,684,672                              24,124,347             -0-
                                                                -----------                            ------------       ---------
CONSUMER DISCRETIONARY - 12.0%
AUTO COMPONENTS - 0.8%
Denso Corp.                                     27,700            1,083,365             13,500              527,994             -0-
                                                                -----------                            ------------       ---------

AUTOMOBILES - 2.5%
Fiat SpA                                        85,545            2,511,230             45,887            1,362,976             -0-
Suzuki Motor Corp.                              37,100            1,053,566             15,000              425,970             -0-
                                                                -----------                            ------------       ---------
                                                                  3,564,796                               1,788,946             -0-
                                                                -----------                            ------------       ---------
HOTELS, RESTAURANTS & LEISURE - 2.0%
Accor, SA                                       18,507            1,636,033              7,347              649,481             -0-
OPAP, SA                                        30,727            1,085,686                -0-                  -0-             -0-
Punch Taverns PLC                                  -0-                  -0-             35,983              882,785             -0-
                                                                -----------                            ------------       ---------
                                                                  2,721,719                               1,532,266             -0-
                                                                -----------                            ------------       ---------
HOUSEHOLD DURABLES - 1.3%
Daiwa House Industry Co. Ltd.                   37,000              528,840                -0-                  -0-             -0-
Gafisa, SA (ADR) (a)                               -0-                  -0-              6,800              212,160             -0-
Sony Corp.                                      12,700              651,914              6,600              338,790             -0-
Urbi Desarrollos Urbanos, SA de C.V. (a)       149,800              689,827             72,100              332,019             -0-
                                                                -----------                            ------------       ---------
                                                                  1,870,581                                 882,969             -0-
                                                                -----------                            ------------       ---------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Largan Precision Co., Ltd.                         -0-                  -0-             37,000              518,372             -0-
                                                                -----------                            ------------       ---------

MEDIA - 3.4%
Eutelsat Communications                         16,110              391,696             14,804              359,942             -0-
Grupo Televisa, SA (ADR)                        30,900              853,149             21,300              588,093             -0-
Naspers Ltd.-Class N                            43,353            1,113,842                -0-                  -0-             -0-
Pearson PLC                                        -0-                  -0-             28,880              486,490             -0-
Premiere AG (a)                                    -0-                  -0-             20,035              479,320             -0-
SES Global -FDR                                 27,855              601,541                -0-                  -0-             -0-
Societe Television Francaise 1                  27,255              942,039                -0-                  -0-             -0-
WPP Group PLC                                   62,895              940,687             34,906              522,071             -0-
                                                                -----------                            ------------       ---------
                                                                  4,842,954                               2,435,916             -0-
                                                                -----------                            ------------       ---------
MULTILINE RETAIL - 0.5%
Lotte Shopping Co. Ltd.                          2,765            1,077,158                -0-                  -0-             -0-
                                                                -----------                            ------------       ---------
(TABLE CONTINUED)
PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE
PRODUCTS SERIES FUND
INTERNATIONAL GROWTH PORTFOLIO                      AllianceBernstein Variable Products Series Fund - International Growth Portfolio
June 30, 2007 (unaudited)                  AllianceBernstein Variable Products Series Fund - International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro Forma           Pro Forma
                                                             AllianceBernstein   AllianceBernstein
                                                             Variable Products   Variable Products
                                                                Series Fund         Series Fund
                                                               International       International
                                                                  Growth              Growth
                                                                 Portfolio           Portfolio
Company                                                           Shares          (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
FINANCIALS - 27.6%
CAPITAL MARKETS - 10.0%
3i Group PLC                                                         56,766        $  1,321,377
BlueBay Asset Management/United
   Kingdom (a)                                                       59,876             591,734
Credit Suisse Group                                                  87,077           6,181,690
Macquarie Bank Ltd.                                                  52,293           3,755,957
Man Group PLC                                                        80,333             977,164
Nomura Holdings, Inc.                                               171,400           3,329,164
Partners Group                                                        7,553           1,013,473
UBS AG (Swiss Virt-X)                                                69,731           4,170,215
                                                                                   ------------
                                                                                     21,340,774
                                                                                   ------------
COMMERCIAL BANKS - 14.4%
Allied Irish Banks PLC                                               62,684           1,712,567
Anglo Irish Bank Corp. PLC (Dublin)                                  55,731           1,143,793
Anglo Irish Bank Corp. PLC (London
   Exchange)                                                         45,102             917,201
Banco Bilbao Vizcaya Argentaria, SA                                 115,569           2,826,228
Banco Santander Chile, SA (ADR)                                       6,300             312,102
Bank Central Asia Tbk PT                                            995,500             600,281
Bank Hapoalim BM                                                    120,758             588,321
Bank Mandiri Persero Tbk PT                                       1,479,500             511,478
BNP Paribas, SA                                                      20,720           2,461,196
China Construction Bank Corp.-Class H                             1,453,000             999,152
Commerzbank AG                                                       20,805             992,309
Industrial & Commercial Bank of
   China, Ltd.-Class H                                            4,151,000           2,307,365
Investimentos Itau, SA                                              455,617           2,831,959
Kookmin Bank (ADR)                                                   14,308           1,255,098
Malayan Banking Bhd                                                 462,500           1,607,237
Mitsubishi UFJ Financial Group, Inc.                                    202           2,226,179
Standard Chartered                                                   38,798           1,265,489
Turkiye Is Bankasi-Class C                                          311,203           1,446,039
UniCredito Italiano SpA                                             504,373           4,504,860
VTB Bank OJSC (GDR) (a)(b)                                           10,500             115,290
                                                                                   ------------
                                                                                     30,624,144
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
Deutsche Boerse AG                                                    3,316             372,320
FirstRand Ltd.                                                      383,559           1,219,265
IG Group Holdings PLC                                                72,801             429,800
ING Groep NV                                                         25,557           1,124,861
                                                                                   ------------
                                                                                      3,146,246
                                                                                   ------------
INSURANCE - 1.7%
Prudential PLC                                                        1,085              15,444
QBE Insurance Group Ltd.                                             62,073           1,637,796
Swiss Reinsurance                                                    22,419           2,044,615
                                                                                   ------------
                                                                                      3,697,855
                                                                                   ------------
                                                                                     58,809,019
                                                                                   ------------
CONSUMER DISCRETIONARY - 12.0%
AUTO COMPONENTS - 0.8%
Denso Corp.                                                          41,200           1,611,359
                                                                                   ------------

AUTOMOBILES - 2.5%
Fiat SpA                                                            130,432           3,874,206
Suzuki Motor Corp.                                                   52,100           1,479,536
                                                                                   ------------
                                                                                      5,353,742
                                                                                   ------------
HOTELS, RESTAURANTS & LEISURE - 2.0%
Accor, SA                                                            25,854           2,285,514
OPAP, SA                                                             30,727           1,085,686
Punch Taverns PLC                                                    35,983             882,785
                                                                                   ------------
                                                                                      4,253,985
                                                                                   ------------
HOUSEHOLD DURABLES - 1.3%
Daiwa House Industry Co. Ltd.                                        37,000             528,840
Gafisa, SA (ADR) (a)                                                  6,800             212,160
Sony Corp.                                                           19,300             990,704
Urbi Desarrollos Urbanos, SA de C.V. (a)                            221,900           1,021,846
                                                                                   ------------
                                                                                      2,753,550
                                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Largan Precision Co., Ltd.                                           37,000             518,372
                                                                                   ------------

MEDIA - 3.4%
Eutelsat Communications                                              30,914             751,638
Grupo Televisa, SA (ADR)                                             52,200           1,441,242
Naspers Ltd.-Class N                                                 43,353           1,113,842
Pearson PLC                                                          28,880             486,490
Premiere AG (a)                                                      20,035             479,320
SES Global -FDR                                                      27,855             601,541
Societe Television Francaise 1                                       27,255             942,039
WPP Group PLC                                                        97,801           1,462,758
                                                                                   ------------
                                                                                      7,278,870
                                                                                   ------------
MULTILINE RETAIL - 0.5%
Lotte Shopping Co. Ltd.                                               2,765          1,077,158
                                                                                   ------------

------------------------------------------------------------------------------------------------------------------------------------

                                         AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                         Variable Products   Variable Products   Variable Products   Variable Products
                                            Series Fund         Series Fund         Series Fund         Series Fund
                                           International       International       International       International
                                              Growth              Growth          Research Growth     Research Growth
                                             Portfolio           Portfolio           Portfolio           Portfolio
Company                                       Shares          (U.S. $ Value)          Shares          (U.S. $ Value)     Adjustments
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.2%
Esprit Holdings Ltd.                              -0-           $       -0-            31,369          $    398,558       $     -0-
Fast Retailing Co. Ltd.                         8,100               576,521               -0-                   -0-             -0-
Inditex, SA                                    12,479               734,503             7,345               432,320             -0-
Praktiker Bau- und
   Heimwerkermaerkte AG                         8,574               347,768               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------
                                                                  1,658,792                                 830,878             -0-
                                                                -----------                            ------------       ---------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Geox SpA                                          -0-                   -0-            10,919               201,108             -0-
                                                                -----------                            ------------       ---------
                                                                 16,819,365                               8,718,449             -0-
                                                                -----------                            ------------       ---------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 0.7%
BAE Systems PLC                                96,244               776,640            76,137               614,387             -0-
                                                                -----------                            ------------       ---------

AIRLINES - 0.4%
easyJet PLC (a)                                71,197               745,657               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------

BUILDING PRODUCTS - 1.5%
Asahi Glass Co. Ltd.                           48,000               647,204            22,000               296,635             -0-
Cie de Saint-Gobain                            16,134             1,807,373             3,873               433,864             -0-
                                                                -----------                            ------------       ---------
                                                                  2,454,577                                 730,499             -0-
                                                                -----------                            ------------       ---------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Capita Group PLC                               93,365             1,355,365               -0-                   -0-             -0-
Michael Page International PLC                    -0-                   -0-            49,605               521,148             -0-
                                                                -----------                            ------------       ---------
                                                                  1,355,365                                 521,148             -0-
                                                                -----------                            ------------       ---------
CONSTRUCTION & ENGINEERING- 1.1%
Vinci, SA                                      20,692             1,544,391            11,580               864,297             -0-
                                                                -----------                            ------------       ---------

ELECTRICAL EQUIPMENT - 0.5%
ABB Ltd.                                          -0-                   -0-            14,588               328,927             -0-
Fuji Electric Holdings Co. Ltd.               109,000               552,883            31,000               157,242             -0-
                                                                -----------                            ------------       ---------
                                                                    552,883                                 486,169             -0-
                                                                -----------                            ------------       ---------
INDUSTRIAL CONGLOMERATES - 0.3%
Barloworld Ltd.                                26,031               723,306               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------

MACHINERY - 2.4%
Atlas Copco AB                                 96,822             1,612,693            68,634             1,143,186             -0-
Hitachi Construction Machinery Co. Ltd.        22,100               767,885               -0-                   -0-             -0-
Komatsu Ltd.                                      -0-                   -0-            26,300               762,255             -0-
NGK Insulators Ltd.                               -0-                   -0-             9,000               221,032             -0-
NSK Ltd.                                          -0-                   -0-            23,000               237,783             -0-
Tata Motors Ltd.                               17,660               290,857               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------
                                                                  2,671,435                               2,364,256             -0-
                                                                -----------                            ------------       ---------
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Mitsubishi Corp.                                  -0-                   -0-            35,500               930,172             -0-
Mitsui & Co. Ltd.                              67,000             1,337,119            53,000             1,057,722             -0-
Wolseley PLC                                   34,083               817,982               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------
                                                                  2,155,101                               1,987,894             -0-
                                                                -----------                            ------------       ---------
TRANSPORTATION INFRASTRUCTURE - 0.5%
Cia de Concessoes Rodoviarias                  24,400               453,215               -0-                   -0-             -0-
Fraport AG Frankfurt Airport Services
   Worldwide                                    8,738               622,170               -0-                   -0-             -0-
                                                                -----------                            ------------       ---------
                                                                  1,075,385                                     -0-             -0-
                                                                -----------                            ------------       ---------
                                                                 14,054,740                               7,568,650             -0-
                                                                -----------                            ------------       ---------
ENERGY - 10.0%
ENERGY EQUIPMENT & SERVICES- 1.8%
Schlumberger, Ltd.                                -0-                   -0-             5,700               484,158             -0-
Technip, SA                                    10,224               845,039               -0-                   -0-             -0-
Tenaris, SA (ADR)                                 -0-                   -0-            20,000               979,200             -0-
WorleyParsons Ltd.                                -0-                   -0-            48,556             1,396,718             -0-
                                                                -----------                            ------------       ---------
                                                                    845,039                               2,860,076             -0-
                                                                -----------                            ------------       ---------
OIL, GAS & CONSUMABLE FUELS - 8.2%
Addax Petroleum Corp.                             -0-                   -0-             6,892               257,758             -0-
China Shenhua Energy Co. Ltd.-Class H             -0-                   -0-           338,500             1,181,150             -0-
Gazprom OAO (ADR)                              33,207             1,391,373            31,871             1,335,395             -0-
LUKOIL (ADR)                                      -0-                   -0-            12,420               952,614             -0-
MOL Hungarian Oil and Gas NyRt                  4,281               645,049               -0-                   -0-             -0-
Oil Search Ltd.                                   -0-                   -0-           259,601               921,838             -0-
Origin Energy Ltd.                                -0-                   -0-            60,675               510,194             -0-
Petro-Canada                                   21,605             1,150,982               -0-                   -0-             -0-
Petroleo Brasileiro, SA (NY) (ADR)             17,300             1,845,564            11,580             1,235,354             -0-
Royal Dutch Shell PLC-Class A                  33,979             1,383,317               -0-                   -0-             -0-
Total, SA                                      38,281             3,103,756            19,737             1,600,241             -0-
                                                                -----------                            ------------       ---------
                                                                  9,520,041                               7,994,544             -0-
                                                                -----------                            ------------       ---------
                                                                 10,365,080                              10,854,620             -0-
                                                                -----------                            ------------       ---------
HEALTH CARE - 8.0%
BIOTECHNOLOGY - 1.1%
CSL Ltd./Australia                             26,969             2,007,506             4,136               307,874             -0-
                                                                -----------                            ------------       ---------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Essilor International, SA                      14,670             1,747,282             7,495               892,698             -0-
Nobel Biocare Holding AG                        2,625               856,882             1,108               361,686             -0-
                                                                -----------                            ------------       ---------
                                                                  2,604,164                               1,254,384             -0-
                                                                -----------                            ------------       ---------
PHARMACEUTICALS - 5.1%
Daiichi Sankyo Co. Ltd.                           -0-                   -0-            10,200               270,633             -0-
Merck KGaA                                     12,266             1,678,232             2,702               369,687             -0-
Novartis AG                                    35,212             1,976,822            19,671             1,104,341             -0-
Roche Holding AG                                8,794             1,558,179             6,473             1,146,929             -0-
Shionogi & Co. Ltd.                            72,000             1,173,612               -0-                   -0-             -0-
Teva Pharmaceutical Industries,
   Ltd. (ADR)                                  28,800             1,188,000             9,100               375,375             -0-
                                                                -----------                            ------------       ---------
                                                                  7,574,845                               3,266,965             -0-
                                                                -----------                            ------------       ---------
                                                                 12,186,515                               4,829,223             -0-
                                                                -----------                            ------------       ---------
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro Forma           Pro Forma
                                                             AllianceBernstein   AllianceBernstein
                                                             Variable Products   Variable Products
                                                                Series Fund        Series Fund
                                                               International       International
                                                                  Growth              Growth
                                                                 Portfolio           Portfolio
Company                                                           Shares          (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.2%
Esprit Holdings Ltd.                                               31,369          $    398,558
Fast Retailing Co. Ltd.                                             8,100               576,521
Inditex, SA                                                        19,824             1,166,823
Praktiker Bau- und
   Heimwerkermaerkte AG                                             8,574               347,768
                                                                                   ------------
                                                                                      2,489,670
                                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Geox SpA                                                           10,919               201,108
                                                                                   ------------
                                                                                     25,537,814
                                                                                   ------------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 0.7%
BAE Systems PLC                                                   172,381             1,391,027
                                                                                   ------------

AIRLINES - 0.4%
easyJet PLC (a)                                                    71,197               745,657
                                                                                   ------------

BUILDING PRODUCTS - 1.5%
Asahi Glass Co. Ltd.                                               70,000               943,839
Cie de Saint-Gobain                                                20,007             2,241,237
                                                                                   ------------
                                                                                      3,185,076
                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Capita Group PLC                                                   93,365             1,355,365
Michael Page International PLC                                     49,605               521,148
                                                                                   ------------
                                                                                      1,876,513
                                                                                   ------------
CONSTRUCTION & ENGINEERING- 1.1%
Vinci, SA                                                          32,272             2,408,688
                                                                                   ------------

ELECTRICAL EQUIPMENT - 0.5%
ABB Ltd.                                                           14,588               328,927
Fuji Electric Holdings Co. Ltd.                                   140,000               710,125
                                                                                   ------------
                                                                                      1,039,052
                                                                                   ------------
INDUSTRIAL CONGLOMERATES - 0.3%
Barloworld Ltd.                                                    26,031               723,306
                                                                                   ------------

MACHINERY - 2.4%
Atlas Copco AB                                                    165,456             2,755,879
Hitachi Construction Machinery Co. Ltd.                            22,100               767,885
Komatsu Ltd.                                                       26,300               762,255
NGK Insulators Ltd.                                                 9,000               221,032
NSK Ltd.                                                           23,000               237,783
Tata Motors Ltd.                                                   17,660               290,857
                                                                                   ------------
                                                                                      5,035,691
                                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Mitsubishi Corp.                                                   35,500               930,172
Mitsui & Co. Ltd.                                                 120,000             2,394,841
Wolseley PLC                                                       34,083               817,982
                                                                                   ------------
                                                                                      4,142,995
                                                                                   ------------
TRANSPORTATION INFRASTRUCTURE - 0.5%
Cia de Concessoes Rodoviarias                                      24,400               453,215
Fraport AG Frankfurt Airport Services
   Worldwide                                                        8,738               622,170
                                                                                   ------------
                                                                                      1,075,385
                                                                                   ------------
                                                                                     21,623,390
                                                                                   ------------
ENERGY - 10.0%
ENERGY EQUIPMENT & SERVICES- 1.8%
Schlumberger, Ltd.                                                  5,700               484,158
Technip, SA                                                        10,224               845,039
Tenaris, SA (ADR)                                                  20,000               979,200
WorleyParsons Ltd.                                                 48,556             1,396,718
                                                                                   ------------
                                                                                      3,705,115
                                                                                   ------------
OIL, GAS & CONSUMABLE FUELS - 8.2%
Addax Petroleum Corp.                                               6,892               257,758
China Shenhua Energy Co. Ltd.-Class H                             338,500             1,181,150
Gazprom OAO (ADR)                                                  65,078             2,726,768
LUKOIL (ADR)                                                       12,420               952,614
MOL Hungarian Oil and Gas NyRt                                      4,281               645,049
Oil Search Ltd.                                                   259,601               921,838
Origin Energy Ltd.                                                 60,675               510,194
Petro-Canada                                                       21,605             1,150,982
Petroleo Brasileiro, SA (NY) (ADR)                                 28,880             3,080,918
Royal Dutch Shell PLC-Class A                                      33,979             1,383,317
Total, SA                                                          58,018             4,703,997
                                                                                   ------------
                                                                                     17,514,585
                                                                                   ------------
                                                                                     21,219,700
                                                                                   ------------
HEALTH CARE - 8.0%
BIOTECHNOLOGY - 1.1%
CSL Ltd./Australia                                                 31,105             2,315,380
                                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Essilor International, SA                                          22,165             2,639,980
Nobel Biocare Holding AG                                            3,733             1,218,568
                                                                                   ------------
                                                                                      3,858,548
                                                                                   ------------
PHARMACEUTICALS - 5.1%
Daiichi Sankyo Co. Ltd.                                            10,200               270,633
Merck KGaA                                                         14,968             2,047,919
Novartis AG                                                        54,883             3,081,163
Roche Holding AG                                                   15,267             2,705,108
Shionogi & Co. Ltd.                                                72,000             1,173,612
Teva Pharmaceutical Industries,
   Ltd. (ADR)                                                      37,900             1,563,375
                                                                                   ------------
                                                                                     10,841,810
                                                                                   ------------
                                                                                     17,015,738
                                                                                   ------------

------------------------------------------------------------------------------------------------------------------------------------

                                         AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                         Variable Products   Variable Products   Variable Products   Variable Products
                                            Series Fund         Series Fund         Series Fund         Series Fund
                                          International        International       International       International
                                              Growth              Growth          Research Growth     Research Growth
                                             Portfolio           Portfolio           Portfolio           Portfolio
Company                                       Shares          (U.S. $ Value)          Shares          (U.S. $ Value)     Adjustments
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.5%
BEVERAGES - 1.7%
Fomento Economico Mexicano SAB
   de CV (ADR)                                  12,500          $   491,500            14,668           $   576,746       $     -0-
Pernod-Ricard, SA                                7,272            1,605,566             3,904               861,954             -0-
                                                                -----------                             -----------       ---------
                                                                  2,097,066                               1,438,700             -0-
                                                                -----------                             -----------       ---------

FOOD PRODUCTS - 1.9%
Nestle, SA                                       6,950            2,640,816             3,684             1,399,823             -0-
                                                                -----------                             -----------       ---------

PERSONAL PRODUCTS - 1.3%
L'Oreal, SA                                     16,613            1,963,668             7,431               878,349             -0-
                                                                -----------                             -----------       ----------

TOBACCO - 2.6%
Altadis, SA                                     14,290              944,417             5,489               362,764             -0-
British American Tobacco PLC                    38,162            1,301,533            26,126               891,040             -0-
Japan Tobacco, Inc.                                380            1,873,114                52               256,321             -0-
                                                                -----------                             -----------       ---------
                                                                  4,119,064                               1,510,125             -0-
                                                                -----------                             -----------       ---------
                                                                 10,820,614                               5,226,997             -0-
                                                                -----------                             -----------       ---------

TELECOMMUNICATION SERVICES - 7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
Iliad, SA                                          -0-                  -0-             3,560               358,591             -0-
Neuf Cegetel (a)                                   -0-                  -0-             9,442               369,426             -0-
Telefonica, SA                                  68,343            1,520,910            44,487               990,017             -0-
Telekom Austria AG                              34,697              864,053            19,736               491,482             -0-
Telekomunikasi Indonesia Tbk PT              1,120,500            1,215,506               -0-                   -0-             -0-
                                                                -----------                             -----------       ---------
                                                                  3,600,469                               2,209,516             -0-
                                                                -----------                             -----------       ---------

WIRELESS TELECOMMUNICATION SERVICES - 4.7%
America Movil SAB de CV
   Series L (ADR)                               32,600            2,018,918             9,100               563,563             -0-
Bharti Airtel Ltd. (a)                          94,349            1,939,289            11,968               245,996             -0-
China Mobile Ltd.                                  -0-                  -0-            14,271               153,542             -0-
MTN Group Ltd.                                  78,486            1,066,852               -0-                   -0-             -0-
NTT DoCoMo, Inc.                                   404              638,966               -0-                   -0-             -0-
Orascom Telecom Holding
   SAE (GDR) (b)                                10,604              688,200             4,547               295,100             -0-
Turkcell Iletisim Hizmet AS                        -0-                    3               -0-                   -0-             -0-
Vimpel-Communications (ADR)                     10,000            1,053,600             2,895               305,017             -0-
Vodafone Group PLC                                 -0-                  -0-           315,465             1,057,064             -0-
                                                                -----------                             -----------       ---------
                                                                  7,405,828                               2,620,282             -0-
                                                                -----------                             -----------       ---------
                                                                 11,006,297                               4,829,798             -0-
                                                                -----------                             -----------       ---------
MATERIALS - 6.4%
CHEMICALS - 0.8%
Bayer AG                                           -0-                  -0-             8,099               610,067             -0-
Incitec Pivot Ltd.                                 -0-                  -0-             4,852               327,849             -0-
Nitto Denko Corp.                                9,700              488,914             5,800               292,340             -0-
                                                                -----------                             -----------       ---------
                                                                    488,914                               1,230,256             -0-
                                                                -----------                             -----------       ---------
METALS & MINING - 5.6%
Cia Vale do Rio Doce (ADR)                      29,500            1,314,225            46,800             1,764,360             -0-
Cia Vale do Rio Doce
   (Sponsored) (ADR)                            23,600              889,720               -0-                   -0-             -0-
Minara Resources Ltd.                              -0-                  -0-            80,921               496,297             -0-
Rio Tinto PLC                                   17,840            1,364,828            26,826             2,052,291             -0-
Usinas Siderurgicas de Minas Gerais, SA          9,300              612,768               -0-                   -0-             -0-
Xstrata PLC                                     27,162            1,617,035            28,852             1,717,646             -0-
                                                                -----------                             -----------       ---------
                                                                  5,798,576                               6,030,594             -0-
                                                                -----------                             -----------       ---------
                                                                  6,287,490                               7,260,850             -0-
                                                                -----------                             -----------       ---------
INFORMATION TECHNOLOGY - 6.1%
COMMUNICATIONS EQUIPMENT- 1.7%
Delta Networks, Inc. (a)                           -0-                  -0-            25,000                14,388             -0-
Nokia OYJ                                       68,283            1,917,748            56,935             1,599,035             -0-
                                                                -----------                             -----------       ---------
                                                                  1,917,748                               1,613,423             -0-
                                                                -----------                             -----------       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
AU Optronics Corp.                                 -0-                  -0-           126,000               215,243             -0-
AU Optronics Corp. (ADR)                        28,000              481,600               -0-                   -0-             -0-
Hoya Corp.                                      16,400              544,039             9,900               328,414             -0-
Integra Group Holdings (GDR) (a)                32,515              591,773               -0-                   -0-             -0-
                                                                -----------                             -----------       ---------
                                                                  1,617,412                                 543,657             -0-
                                                                -----------                             -----------       ---------
IT SERVICES - 1.4%
Cap Gemini, SA                                     -0-                  -0-             3,711               271,307             -0-
Indra Sistemas, SA                              20,102              501,269               -0-                   -0-             -0-
Infosys Technologies Ltd. (ADR)                    -0-                  -0-            12,300               619,674             -0-
LogicaCMG PLC                                  266,999              809,117               -0-                   -0-             -0-
Otsuka Corp.                                       -0-                  -0-             2,600               246,583             -0-
Tata Consultancy Services Ltd.                  20,335              575,229               -0-                   -0-             -0-
                                                                -----------                             -----------       ---------
                                                                  1,885,615                               1,137,564             -0-
                                                                -----------                             -----------       ---------
OFFICE ELECTRONICS- 1.4%
Canon, Inc.                                     28,100            1,647,869            22,100             1,296,011             -0-
                                                                -----------                             -----------       ---------
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro Forma           Pro Forma
                                                             AllianceBernstein   AllianceBernstein
                                                             Variable Products   Variable Products
                                                                Series Fund        Series Fund
                                                               International       International
                                                                  Growth              Growth
                                                                 Portfolio           Portfolio
Company                                                           Shares          (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.5%
BEVERAGES - 1.7%
Fomento Economico Mexicano SAB
   de CV (ADR)                                                      27,168          $ 1,068,246
Pernod-Ricard, SA                                                   11,176            2,467,520
                                                                                    -----------
                                                                                      3,535,766
                                                                                    -----------

FOOD PRODUCTS - 1.9%
Nestle, SA                                                          10,634            4,040,639
                                                                                    -----------

PERSONAL PRODUCTS - 1.3%
L'Oreal, SA                                                         24,044            2,842,017
                                                                                    -----------

TOBACCO - 2.6%
Altadis, SA                                                         19,779            1,307,181
British American Tobacco PLC                                        64,288            2,192,573
Japan Tobacco, Inc.                                                    432            2,129,435
                                                                                    -----------
                                                                                      5,629,189
                                                                                    -----------
                                                                                     16,047,611
                                                                                    -----------

TELECOMMUNICATION SERVICES - 7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
Iliad, SA                                                            3,560              358,591
Neuf Cegetel (a)                                                     9,442              369,426
Telefonica, SA                                                     112,830            2,510,927
Telekom Austria AG                                                  54,433            1,355,535
Telekomunikasi Indonesia Tbk PT                                  1,120,500            1,215,506
                                                                                    -----------
                                                                                      5,809,985
                                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 4.7%
America Movil SAB de CV
   Series L (ADR)                                                   41,700            2,582,481
Bharti Airtel Ltd. (a)                                             106,317            2,185,285
China Mobile Ltd.                                                   14,271              153,542
MTN Group Ltd.                                                      78,486            1,066,852
NTT DoCoMo, Inc.                                                       404              638,966
Orascom Telecom Holding
   SAE (GDR) (b)                                                    15,151              983,300
Turkcell Iletisim Hizmet AS                                            -0-                    3
Vimpel-Communications (ADR)                                         12,895            1,358,617
Vodafone Group PLC                                                 315,465            1,057,064
                                                                                    -----------
                                                                                     10,026,110
                                                                                    -----------
                                                                                     15,836,095
                                                                                    -----------
MATERIALS - 6.4%
CHEMICALS - 0.8%
Bayer AG                                                             8,099              610,067
Incitec Pivot Ltd.                                                   4,852              327,849
Nitto Denko Corp.                                                   15,500              781,254
                                                                                    -----------
                                                                                      1,719,170
                                                                                    -----------
METALS & MINING - 5.6%
Cia Vale do Rio Doce (ADR)                                          76,300            3,078,585
Cia Vale do Rio Doce
   (Sponsored) (ADR)                                                23,600              889,720
Minara Resources Ltd.                                               80,921              496,297
Rio Tinto PLC                                                       44,666            3,417,119
Usinas Siderurgicas de Minas Gerais, SA                              9,300              612,768
Xstrata PLC                                                         56,014            3,334,681
                                                                                    -----------
                                                                                     11,829,170
                                                                                    -----------
                                                                                     13,548,340
                                                                                    -----------
INFORMATION TECHNOLOGY - 6.1%
COMMUNICATIONS EQUIPMENT- 1.7%
Delta Networks, Inc. (a)                                            25,000               14,388
Nokia OYJ                                                          125,218            3,516,783
                                                                                    -----------
                                                                                      3,531,171
                                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
AU Optronics Corp.                                                 126,000              215,243
AU Optronics Corp. (ADR)                                            28,000              481,600
Hoya Corp.                                                          26,300              872,453
Integra Group Holdings (GDR) (a)                                    32,515              591,773
                                                                                    -----------
                                                                                      2,161,069
                                                                                    -----------
IT SERVICES - 1.4%
Cap Gemini, SA                                                       3,711              271,307
Indra Sistemas, SA                                                  20,102              501,269
Infosys Technologies Ltd. (ADR)                                     12,300              619,674
LogicaCMG PLC                                                      266,999              809,117
Otsuka Corp.                                                         2,600              246,583
Tata Consultancy Services Ltd.                                      20,335              575,229
                                                                                    -----------
                                                                                      3,023,179
                                                                                    -----------
OFFICE ELECTRONICS- 1.4%
Canon, Inc.                                                         50,200            2,943,880
                                                                                    -----------

------------------------------------------------------------------------------------------------------------------------------------

                                         AllianceBernstein                       AllianceBernstein
                                         Variable Products   AllianceBernstein   Variable Products   AllianceBernstein
                                            Series Fund      Variable Products      Series Fund      Variable Products
                                          International         Series Fund        International        Series Fund
                                         Growth Portfolio      International      Research Growth      International
                                             Shares or            Growth         Portfolio Shares     Research Growth
                                         Principal Amount        Portfolio         or Principal          Portfolio
Company                                        (000)          (U.S. $ Value)       Amount (000)       (U.S. $ Value)     Adjustments
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 0.6%
ASML Holding NV (a)                               -0-          $        -0-             9,132           $   250,905       $     -0-
Chartered Semiconductor
   Manufacturing, Ltd. (a)                        -0-                   -0-           450,000               395,781             -0-
Novatek Microelectronics Corp. Ltd.            62,000               323,932            57,000               297,809             -0-
                                                               ------------                             -----------       ---------
                                                                    323,932                                 944,495             -0-
                                                               ------------                             -----------       ---------
                                                                  7,392,576                               5,535,150             -0-
                                                               ------------                             -----------       ---------
UTILITIES - 2.7%
ELECTRIC UTILITIES - 1.5%
CEZ                                            16,820               864,927               -0-                   -0-             -0-
Cia Energetica de Minas Gerais (ADR)           19,200               405,120            33,126               698,958             -0-
Fortum Oyj                                     37,378             1,167,969               -0-                   -0-             -0-
                                                               ------------                             -----------       ---------
                                                                  2,438,016                                 698,958             -0-
                                                               ------------                             -----------       ---------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.7%
International Power PLC                       122,433             1,052,396               -0-                   -0-             -0-
NTPC Ltd.                                         -0-                   -0-           138,000               518,030             -0-
                                                               ------------                             -----------       ---------
                                                                  1,052,396                                 518,030             -0-
                                                               ------------                             -----------       ---------

MULTI-UTILITIES - 0.5%
National Grid PLC                              68,517             1,010,989               -0-                   -0-             -0-
                                                               ------------                             -----------       ---------
                                                                  4,501,401                               1,216,988             -0-
                                                               ------------                             -----------       ---------

Total Common Stocks
   (cost $154,509,868)
                                                                128,118,750                              80,165,072             -0-
                                                               ------------                             -----------       ---------

SHORT-TERM INVESTMENTS - 1.3%
TIME DEPOSIT- 1.3%
The Bank of New York
   4.25%, 7/02/07
   (cost $2,761,000)                         $  2,326             2,326,000           $   435               435,000             -0-
                                                               ------------                             -----------       ---------

TOTAL INVESTMENTS - 99.2%
   (cost $157,270,868)                                          130,444,750                              80,600,072             -0-
Other assets less liabilities - 0.8%                                531,156                               1,175,695             -0-
                                                               ------------                             -----------       ---------
NET ASSETS - 100.0%                                            $130,975,906                             $81,775,767       $     -0-
                                                               ============                             ===========       =========
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro Forma
                                                             AllianceBernstein       Pro Forma
                                                             Variable Products   AllianceBernstein
                                                                Series Fund      Variable Products
                                                              International         Series Fund
                                                             Growth Portfolio      International
                                                                 Shares or            Growth
                                                             Principal Amount        Portfolio
Company                                                            (000)          (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 0.6%
ASML Holding NV (a)                                                 9,132          $    250,905
Chartered Semiconductor
   Manufacturing, Ltd. (a)                                        450,000               395,781
Novatek Microelectronics Corp. Ltd.                               119,000               621,741
                                                                                   ------------
                                                                                      1,268,427
                                                                                   ------------
                                                                                     12,927,726
                                                                                   ------------
UTILITIES - 2.7%
ELECTRIC UTILITIES - 1.5%
CEZ                                                                16,820               864,927
Cia Energetica de Minas Gerais (ADR)                               52,326             1,104,078
Fortum Oyj                                                         37,378             1,167,969
                                                                                   ------------
                                                                                      3,136,974
                                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.7%
International Power PLC                                           122,433             1,052,396
NTPC Ltd.                                                         138,000               518,030
                                                                                   ------------
                                                                                      1,570,426
                                                                                   ------------

MULTI-UTILITIES - 0.5%
National Grid PLC                                                  68,517             1,010,989
                                                                                   ------------
                                                                                      5,718,389
                                                                                   ------------

Total Common Stocks
   (cost $154,509,868)
                                                                                    208,283,822
                                                                                   ------------

SHORT-TERM INVESTMENTS - 1.3%
TIME DEPOSIT- 1.3%
The Bank of New York
   4.25%, 7/02/07
   (cost $2,761,000)                                              $ 2,761             2,761,000
                                                                                   ------------

TOTAL INVESTMENTS - 99.2%
   (cost $157,270,868)                                                              211,044,822
Other assets less liabilities - 0.8%                                                  1,706,851
                                                                                   ------------
NET ASSETS - 100.0%                                                                $212,751,673
                                                                                   ============

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $1,098,590 or 0.5% of net assets.

Glossary:
ADR - American Depositary Receipt
FDR - Fiduciary Depositary Receipt
GDR - Global Depositary Receipt

See notes to pro forma AllianceBernstein Variable Products Series Fund - International Growth Portfolio financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND - INTERNATIONAL GROWTH  PORTFOLIO

                                                    AllianceBernstein Variable Products Series Fund - International Growth Portfolio
June 30, 2007 (unaudited)                  AllianceBernstein Variable Products Series Fund - International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Pro Forma
                                                             AllianceBernstein   AllianceBernstein                 AllianceBernstein
                                                             Variable Products   Variable Products                 Variable Products
                                                                Series Fund         Series Fund                       Series Fund
                                                               International       International                     International
                                                                  Growth             Research                           Growth
                                                                 Portfolio        Growth Portfolio   Adjustments       Portfolio
                                                             ------------------  -----------------   ------------  -----------------
ASSETS
Investments in securities, at value
  (cost $157,270,868)                                          $130,444,750        $ 80,600,072      $       -0-     $211,044,822
Cash                                                                    386               6,063              -0-            6,449
Foreign cash, at value (cost $1,808,787)                            447,045           1,372,233              -0-        1,819,278
Dividends and interest receivable                                   269,000             267,864              -0-          536,864
Receivable for capital stock sold                                   172,175              23,079              -0-          195,254
Receivable for investment securities
  sold and foreign currency contracts                                   -0-           2,783,416              -0-        2,783,416
                                                               ------------        ------------      -----------     ------------
Total assets                                                    131,333,356          85,052,727              -0-      216,386,083
                                                               ------------        ------------      -----------     ------------

LIABILITIES
Payable for capital stock redeemed                                   88,206             119,029              -0-          207,235
Advisory fee payable                                                 82,887              52,147              -0-          135,034
Custodian fee payable                                                66,673              34,115              -0-          100,788
Payable for investment securities purchased
  and foreign currency contracts                                     44,881           2,970,883              -0-        3,015,764
Printing fee payable                                                 19,857              12,192              -0-           32,049
Administrative fee payable                                           19,261              19,185              -0-           38,446
Foreign capital gain tax payable                                     10,043              42,269              -0-           52,312
Distribution fee payable                                              8,306               2,585              -0-           10,891
Transfer Agent fee payable                                               59                  59              -0-              118
Accrued expenses                                                     17,277              24,496              -0-           41,773
                                                               ------------        ------------      -----------     ------------
Total liabilities                                                   357,450           3,276,960              -0-        3,634,410
                                                               ------------        ------------      -----------     ------------
NET ASSETS                                                     $130,975,906        $ 81,775,767      $       -0-     $212,751,673
                                                               ============        ============      ===========     ============

Composition of Net Assets
  Capital stock, at par                                        $      4,416        $      3,522      $       -0-     $      7,938
  Additional paid-in capital                                     87,206,403          51,615,730              -0-      138,822,133
  Undistributed net investment income                               913,197             501,580              -0-        1,414,777
  Accumulated net realized gain on investment and
    foreign currency transactions                                10,093,577           8,657,392              -0-       18,750,969
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                  32,758,313          20,997,543              -0-       53,755,856
                                                               ------------        ------------                      ------------
                                                               $130,975,906        $ 81,775,767      $       -0-     $212,751,673

CLASS A SHARES
Net Assets                                                     $ 91,592,069        $ 69,604,588         (158,871)*   $161,196,657
Shares of capital stock outstanding                               3,082,629           2,993,745         (650,946)**     5,425,428
                                                               ------------        ------------      -----------     ------------
Net asset value per share                                      $      29.71        $      23.25                      $      29.71
                                                               ------------        ------------                      ------------

CLASS B SHARES
Net Assets                                                     $ 39,383,837        $ 12,171,179          (51,129)*   $ 51,555,016
Shares of capital stock outstanding                               1,332,976             528,316         (116,390)**     1,744,902
                                                               ------------        ------------      -----------     ------------
Net asset value per share                                      $      29.55        $      23.04                      $     29.55
                                                               ------------        ------------                      ------------

See Notes to pro forma AllianceBernstein Variable Products Series Fund-International Growth Portfolio financial statements.
*    Includes adjustments for estimated proxy costs.

**   The pro forma net asset value per share for the combined Portfolio assumes the issuance of International Growth shares to International Research Growth shareholders in connection with the Acquisition. The number of International Growth shares assumed to be issued is equal to the net asset value of International Research Growth divided by the net asset value per share of International Growth as of June 30, 2007.


STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND - INTERNATIONAL GROWTH  PORTFOLIO

Twelve Months Ended                                 AllianceBernstein Variable Products Series Fund - International Growth Portfolio
June 30, 2007 (unaudited)                  AllianceBernstein Variable Products Series Fund - International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Pro Forma
                                                    AllianceBernstein      AllianceBernstein                      AllianceBernstein
                                                    Variable Products      Variable Products                      Variable Products
                                                       Series Fund           Series Fund                             Series Fund
                                                 International Growth   International Research                  International Growth
                                                        Portfolio          Growth Portfolio       Adjustments         Portfolio
                                                 --------------------   ---------------------     ------------  -------------------
INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $451,834)                             $  2,399,672           $   1,543,520         $       -0-       $  3,943,192
Interest                                                 113,861                  52,737                 -0-            166,598
                                                    -------------         ---------------        ------------      -------------
                                                       2,513,533               1,596,257                 -0-          4,109,790
                                                    -------------         ---------------        ------------      -------------
EXPENSES
Advisory fee                                             864,345                 584,959              86,899          1,536,203 (a)
Distribution fee - Class B                                87,364                  29,020               9,170            125,554 (b)
Transfer agency                                            4,403                   3,985              (3,691)             4,697 (c)
Custodian                                                286,877                 227,283            (111,482)           402,678 (c)
Administrative                                            93,081                  93,006             (99,337)            86,750 (c)
Printing                                                  50,002                  23,303             (28,305)            45,000 (c)
Audit & legal                                             43,814                  44,170             (34,984)            53,000 (c)
Directors' fees                                            1,988                   1,703              (1,299)             2,392 (c)
Miscellaneous                                             10,199                   4,761              (7,960)             7,000 (c)
                                                    -------------         ---------------        ------------      -------------
Total expenses                                         1,442,073               1,012,190            (190,989)         2,263,274
                                                    -------------         ---------------        ------------      -------------
Net investment income                                  1,071,460                 584,067             190,989          1,846,516
                                                    -------------         ---------------        ------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions                               15,570,188              14,729,887                 -0-         30,300,075
Foreign currency transactions                            (38,412)                (24,257)                -0-            (62,669)
Net change in unrealized
appreciation/depreciation of:
Investments                                           13,208,049               5,268,517                 -0-         18,476,566 (d)
Foreign currency denominated assets
  and liabilities                                         32,021                   2,377                 -0-             34,398
                                                    -------------         ---------------        ------------      -------------
Net gain on investment and foreign
currency transactions                                 28,771,846              19,976,524                 -0-         48,748,370
                                                    -------------         ---------------        ------------      -------------
NET INCREASE IN NET ASSETS FROM
OPERATIONS                                          $ 29,843,306           $  20,560,591         $   190,989       $ 50,594,886
                                                    -------------         ---------------        ------------      -------------

----------------
(a)  Non-income producing security.
(b)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.  These securities are considered liquid and may be resold in  transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2007, the aggregate market value of these securities amounted to $1,098,590 or 0.5% of net assets.

Glossary:
ADR - American Depositary Receipt
FDR - Fiduciary Depositary Receipt
GDR - Global Depositary Receipt

See notes to Pro Forma AllianceBernstein Variable Products Series Fund - International Growth Portfolio financial statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
INTERNATIONAL GROWTH PORTFOLIO
June 30, 2007 (unaudited)

NOTE A: General

The pro forma AllianceBernstein Variable Products Series Fund - International Growth Portfolio financial statements give effect to the Acquisition of the assets and liabilities of International Research Growth by International pursuant to the Plan of Acquisition and Liquidation. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Variable Products Series Fund International Research Growth Portfolio for shares of International. After the proposed acquisition, the tax survivor would be AllianceBernstein Variable Products Series Fund - International Growth Portfolio.

AVP was incorporated under the laws in the state of Maryland on November 17, 1987. International's unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period July 1, 2006 - June 30, 2007. You should read them in conjunction with International's historical financial statements, which are included in International's Statement of Additional Information. International's pro forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Portfolio as a result of the Acquisition. Each Portfolio will bear the expenses of the Acquisition on a relative net asset basis, including the cost of proxy solicitation, except that International Research Growth will bear its own costs associated with the disposition of any assets or liabilities not being transferred to International in connection with the Acquisition.

NOTE B: Significant Accounting Policies

International's pro forma financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of AVP's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, AVP may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before AVP values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, AVP may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on International's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of International to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. International may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as International is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. International amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by International are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in International represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

International declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, International pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess $5 billion, of International's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, International paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to International by the Adviser for the twelve months ended June 30, 2007.

International compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio.

NOTE D: Distribution Plan

International has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan International pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, at an annual rate of up to .50% of International's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of International's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

NOTE E: Capital Stock

The pro forma net asset value per share of the combined Portfolio assumes the issuance of International shares to International Research Growth shareholders in connection with the Acquisition. The number of shares assumed to be issued is equal to the net asset value of International Research Growth divided by the net asset value per share of International as of June 30, 2007. The pro forma number of shares outstanding, by class for the combined Portfolio consists of the following at June 30, 2007.

                       Shares of        Additional Shares     Total Shares
                     International       Assumed Issued        Outstanding
Class of Shares     Pre-Acquisition        with Merger      Post-Acquisition
--------------------------------------------------------------------------------
Class A                3,082,629            2,342,799           5,425,428
Class B                1,332,976             411,926            1,744,902